                                        Free Writing Prospectus
                                        Filed pursuant to Rule 433
                                        Registration Statement No. 333-127668-02

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                DECEMBER 4, 2005.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $2,332,345,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     CLASSES A-1, A-2, A-3, A-PB, A-4, A-1A,
                             A-M, A-J, B, C, D AND E

   --------------------------------------------------------------------------
                                 SERIES 2005-C22
   --------------------------------------------------------------------------

                                DECEMBER 4, 2005

                              Mortgage Loan Sellers
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                  CWCAPITAL LLC

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                         CWCAPITAL ASSET MANAGEMENT LLC

                      [GRAPHIC OMITTED] WACHOVIA SECURITIES

DEUTSCHE BANK SECURITIES        GOLDMAN,SACHS & CO.       JPMORGAN        NOMURA

This  material is for your  private  information,  and none of Wachovia  Capital
Markets,  LLC, Deutsche Bank Securities Inc., Goldman,  Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities  International,  Inc.  (collectively,  the
"UNDERWRITERS")  is soliciting any action based upon it. This material is not to be  construed  as an offer to sell or the  solicitation  of any offer to buy any security  in any  jurisdiction  where  such an  offer or  solicitation  would be
illegal.  The  depositor  has  filed  a  registration   statement  (including  a
prospectus) with the SEC for the offering to which this  communication  relates.
Before you invest, you should read the prospectus in the registration  statement and  other  documents  the  depositor  has  filed  with  the SEC  (SEC  File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after  filing if you  request it by calling  toll free  1-800-745-2063  (8am-5pm
EST).  The  certificates  referred  to in these  materials,  and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time  prior to  issuance  or  availability  of a final  prospectus)  and are offered on a "when, as and if issued" basis.  You understand  that, when you are considering the purchase of these offered certificates,  a contract of sale will come into  being no sooner  than the date on which the  relevant  class has been priced and we have confirmed the allocation of  certificates  to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us,  will not  create  binding  contractual  obligations  for you or us. As a result of the foregoing,  you may commit to purchase offered  certificates  that have  characteristics that may change, and you are advised that all or a portion of the  offered  certificates  may not be issued  that have the  characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered  certificates  that are actually issued having the characteristics  described in these materials. If we determine that condition is not  satisfied  in any  material  respect,  we will notify you,  and neither the depositor  nor any  Underwriter  will have any  obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no  liability  between  us as a  consequence  of the  non-delivery.  You have requested that the  Underwriters  provide to you  information in connection with your  consideration  of the purchase of certain  certificates  described in this information.  This information is being provided to you for informative purposes only in response to your specific  request.  The Underwriters  described in this information may from time to time perform  investment  banking  services for, or solicit investment banking business from, any company named in this information.
The  Underwriters  and/or their  employees  may from time to time have a long or short position in any contract or certificate discussed in this information. The information  contained herein supersedes any previous such information delivered to you and may be superseded by  information  delivered to you prior to the time of sale.  Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without  limitation  of any kind,  the United  States  federal,  state and local income "tax treatment" and "tax structure" (in each case,  within the meaning of
Treasury  Regulation  Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction  contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure,  other than the name of the issuer or  information  that would permit identification  of the issuer,  and except that with  respect to any document or similar  item  that in  either  case  contains  information  concerning  the tax treatment or tax structure of the transaction as well as other information, this sentence  shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
      MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED DECEMBER 4,
      2005.

ISSUE TYPE                Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                          Class A-PB, Class A-4, Class A-1A, Class A-M, Class
                          A-J, Class B, Class C, Class D and Class E
                          Certificates (the "OFFERED CERTIFICATES") are offered
                          publicly. All other Certificates will be privately
                          placed to qualified institutional buyers or to
                          institutional accredited investors.

CUT-OFF DATE              All Mortgage Loan characteristics are based on
                          balances as of the Cut-Off Date, which is December 11,
                          2005, with respect to 147 Mortgage Loans, December 1,
                          2005, with respect to 3 Mortgage Loans and for 1
                          Mortgage Loan, the origination date of the related
                          Mortgage Loan. All percentages presented herein are
                          approximate.

MORTGAGE POOL             The Mortgage Pool consists of 151 Mortgage Loans (the
                          "MORTGAGE LOANS") with an aggregate principal balance
                          as of the Cut-Off Date of $2,563,016,891 (the "CUT-OFF
                          DATE POOL BALANCE"), subject to a variance of plus or
                          minus 5%. The Mortgage Loans are secured by 238
                          properties (the "MORTGAGED PROPERTIES") located
                          throughout 37 states. The Mortgage Pool will be deemed
                          to consist of 2 loan groups ("LOAN GROUP 1" and "LOAN
                          GROUP 2", and collectively, the "LOAN GROUPS"). Loan
                          Group 1 will consist of (i) all of the Mortgage Loans
                          that are not secured by Mortgaged Properties that are
                          multifamily properties and (ii) 23 Mortgage Loans that
                          are secured by multifamily properties. Loan Group 1 is
                          expected to consist of 127 Mortgage Loans, with an
                          aggregate principal balance as of the Cut-Off Date of
                          $2,309,035,621 (the "CUT-OFF DATE GROUP 1 BALANCE").
                          Loan Group 2 will consist of 24 Mortgage Loans that
                          are secured by multifamily properties, with an
                          aggregate principal balance as of the Cut-Off Date of
                          $253,981,270 (the "CUT-OFF DATE GROUP 2 BALANCE", and
                          collectively with the Cut-Off Date Group 1 Balance,
                          the "CUT-OFF DATE POOL BALANCE").

DEPOSITOR                 Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS     Wachovia Bank, National Association ("WACHOVIA") and
                          CWCapital LLC ("CWCAPITAL")

                                                                     NUMBER OF        AGGREGATE           PERCENTAGE OF
                                                                     MORTGAGE        CUT-OFF DATE         CUT-OFF DATE
                          MORTGAGE LOAN SELLER                         LOANS           BALANCE            POOL BALANCE
                          --------------------                       ---------      --------------        -------------

                          Wachovia Bank, National Association           148         $2,512,592,268            98.0%
                          CWCapital LLC*                                  3             50,424,622             2.0
                                                                        ---         --------------           -----
                                                                        151         $2,563,016,891           100.0%
                                                                        ===         ==============           =====

______________________
*     For purposes of the information contained herein (including the appendices), although 3 mortgage loans representing 2.0% of the mortgage pool were sold to the trust by CWCapital Mortgage Securities I LLC or
      CWCapital Mortgage Securities II LLC, all references to "mortgage loan seller" or "seller" with respect to such mortgage loans will be deemed to refer to CWCapital LLC. Prior to this securitization, those mortgage loans were originated and closed by CWCapital LLC and subsequently sold by
      CWCapital LLC to CWCapital Mortgage Securities I LLC or CWCapital Mortgage
      Securities II LLC. The representations and warranties made by CWCapital
      LLC in connection with the sale of these mortgage loans to CWCapital
      Mortgage Securities I LLC or CWCapital Mortgage Securities II LLC, as
      applicable will be separately made to the Depositor by CWCapital LLC and the sole recourse to cure a material document defect or a material breach in respect of such mortgage loans or to repurchase or replace any of those mortgage loans, if defective, will be solely against CWCapital LLC. The
      Master Servicer will enter into a subservicing agreement with CWCapital
      LLC with respect to the loans for which CWCapital LLC is or is deemed to be the "seller".

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

UNDERWRITERS              Wachovia Capital Markets, LLC, Deutsche Bank
                          Securities Inc., Goldman, Sachs & Co., J.P. Morgan
                          Securities Inc. and Nomura Securities International,
                          Inc. It is intended that Wachovia Securities
                          International Limited will act as a member of the
                          selling group on behalf of Wachovia Capital Markets,
                          LLC and may sell Offered Certificates on behalf of
                          Wachovia Capital Markets, LLC in certain
                          jurisdictions.

TRUSTEE                   Wells Fargo Bank, N.A.

MASTER SERVICER           Wachovia Bank, National Association

SPECIAL SERVICER          CWCapital Asset Management LLC

RATING AGENCIES           Standard & Poor's Ratings Services, a division of The
                          McGraw-Hill Companies, Inc. ("S&P"); Moody's Investors
                          Service, Inc. ("MOODY'S") and Fitch, Inc. ("FITCH").

DENOMINATIONS             $10,000 minimum for Offered Certificates.

CLOSING DATE              On or about December 29, 2005.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in January 2006.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day,
                          commencing, with respect to the Offered Certificates,
                          in January 2006.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class.
                          Interest will be distributed on each Distribution Date
                          in sequential order of Class designations with the
                          Class A-1, Class A-2, Class A-3, Class A-PB, Class
                          A-4, Class A-1A and Class IO Certificates ranking pari
                          passu in entitlement to interest.

                          The Offered Certificates will accrue interest on the
                          basis of a 360-day year consisting of twelve 30-day
                          months.

                          The interest accrual period with respect to any
                          Distribution Date and any Class of Offered
                          Certificates is the calendar month preceding the month
                          in which the Distribution Date occurs.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the prospectus supplement, dated December 4, 2005 (the
                          "PROSPECTUS SUPPLEMENT"). Generally, the Class A-1,
                          Class A-2, Class A-3, Class A-PB and Class A-4
                          Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero, and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balance of
                          the Class A-4 Certificates has been reduced to zero.
                          If, due to losses, the Certificate Balances of the
                          Class A-M through Class Q Certificates are reduced to
                          zero, but any two or more of the Class A-1, Class A-2,
                          Class A-3, Class A-PB, Class A-4, and Class A-1A
                          Certificates remain outstanding, payments of principal
                          (other than distributions of principal otherwise
                          allocable to reduce the Certificate Balance of the
                          Class A-PB Certificates to their planned principal
                          amount) to the Class A-1, Class A-2, Class A-3, Class
                          A-PB, Class A-4, and Class A-1A Certificates will be
                          made on a pro rata basis. The Class IO Certificates
                          will not be entitled to distributions of principal.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated, in order to the Class Q, Class
                          P, Class O, Class N, Class M, Class L, Class K, Class
                          J, Class H, Class G, Class F, Class E, Class D, Class
                          C, Class B, Class A-J and Class A-M Certificates, and
                          then, pro rata, to the Class A-1, Class A-2, Class
                          A-3, Class A-PB, Class A-4, and Class A-1A
                          Certificates.

PREPAYMENT PREMIUMS       Any Prepayment Premiums or Yield Maintenance Charges
  AND YIELD MAINTENANCE   actually collected on a Mortgage Loan during the
  CHARGES                 related collection period in which the prepayment
                          occurred will be distributed to Certificateholders on
                          the related Distribution Date following the collection
                          period in which the prepayment occurred. Generally,
                          the Class A-1, Class A-2, Class A-3, Class A-PB, and
                          Class A-4 Certificates will only be entitled to
                          receive distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and
                          the Class A-1A Certificates will only be entitled to
                          receive distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 2 until the Certificate Balance of the
                          Class A-4 Certificates has been reduced to zero. On
                          each Distribution Date, the holders of each Class of
                          Offered Certificates and the Class F, Class G, Class H
                          and Class J Certificates then entitled to principal
                          distributions will be entitled to a portion of
                          Prepayment Premiums or Yield Maintenance Charges equal
                          to the product of (a) the amount of such Prepayment
                          Premiums or Yield Maintenance Charges, multiplied by
                          (b) a fraction, the numerator of which is equal to the
                          excess, if any, of the Pass-Through Rate of such Class
                          of Certificates over the relevant Discount Rate, and
                          the denominator of which is equal to the excess, if
                          any, of the Mortgage Rate of the prepaid Mortgage Loan
                          over the relevant Discount Rate, multiplied by (c) a
                          fraction, the numerator of which is equal to the
                          amount of principal distributable on such Class of
                          Certificates on such Distribution Date, and the
                          denominator of which is the Principal Distribution
                          Amount for such Distribution Date.

                          The portion, if any, of the Prepayment Premiums or
                          Yield Maintenance Charges remaining after any payments
                          described above will be distributed to the holders of
                          the Class IO Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ADVANCES                  The Master Servicer, and if the Master Servicer fails
                          to do so, the Trustee, will be obligated to make P&I
                          Advances and Servicing Advances, including delinquent
                          property taxes and insurance, on the Mortgage Loans,
                          but only to the extent that such Advances are not
                          deemed non-recoverable and, in the case of P&I
                          Advances, subject to any Appraisal Reductions that may
                          occur.

APPRAISAL REDUCTIONS      An appraisal reduction generally will be created in
                          the amount, if any, by which the principal balance of
                          a Required Appraisal Loan (plus other amounts overdue
                          or advanced in connection with such loan) exceeds 90%
                          of the appraised value of the related Mortgaged
                          Property plus all escrows and reserves (including
                          letters of credit) held with respect to the Mortgage
                          Loan. As a result of calculating an Appraisal
                          Reduction Amount for a given Mortgage Loan, the P&I
                          Advance for such loan will be reduced, which will have
                          the effect of reducing the amount of interest
                          available for distribution to the Subordinate
                          Certificates in reverse order of priority of the
                          Classes. An Appraisal Reduction will be reduced to
                          zero as of the date the related Mortgage Loan has been
                          brought current for at least three consecutive months,
                          paid in full, liquidated, repurchased or otherwise
                          disposed.

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust Fund in whole, but not in part, and purchase
                          the remaining assets of the Trust Fund on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Cut-Off Date Pool Balance. Such
                          purchase price will generally be at a price equal to
                          the unpaid aggregate principal balance of the Mortgage
                          Loans (or fair market value in the case of REO
                          Properties), plus accrued and unpaid interest and
                          certain other additional trust fund expenses.

                          The Trust Fund may also be terminated under certain
                          circumstances when the Offered Certificates have been
                          paid in full and the remaining outstanding
                          Certificates (other than the Class Z Certificates,
                          Class R-I Certificates and Class R-II Certificates)
                          are held by a single Certificateholder.

CONTROLLING CLASS         The Class of Sequential Pay Certificates (a) which
                          bears the latest alphabetical Class designation and
                          (b) the Certificate Balance of which is greater than
                          25% of its original Certificate Balance; PROVIDED,
                          HOWEVER, that if no Class of Sequential Pay
                          Certificates satisfies clause (b) above, the
                          Controlling Class shall be the outstanding Class of
                          Sequential Pay Certificates bearing the latest
                          alphabetical Class designation.

CONTROLLING CLASS         With respect to the Mortgage Loans, the representative
  REPRESENTATIVE          appointed by the holder of the majority of the Class
                          Principal Balance of the Controlling Class. In
                          addition, the holders of the Companion Loans may have
                          the ability to exercise some or all of the rights of
                          the Controlling Class and the Controlling Class
                          Representative. See "SERVICING OF THE MORTGAGE
                          LOANS--The Controlling Class Representative" in the
                          Prospectus Supplement for more information.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

TAX                       The Offered Certificates will be treated as regular
                          interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                TRANSACTION TERMS

                          WACHOVIA CAPITAL MARKETS, LLC

                          Charles Culbreth
                          (704) 383-7716 (Phone)
                          (704) 715-0066 (Fax)

                          Scott Fuller
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

                          Bill White
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

                          Chris Campbell
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

     DEUTSCHE BANK SECURITIES INC.         GOLDMAN, SACHS & CO.

     Scott Waynebern                       Scott Wisenbaker
     (212) 250-5149(Phone)                 (212) 902-2858 (Phone)
     (212) 797-5630 (Fax)                  (212) 902-1691 (Fax)

     Heath Forusz                          Mitch Resnick
     (212) 250-5149 (Phone)                +44-20-7774-3068 (Phone)
     (212) 797-5630 (Fax)                  +44-20-7552-0990 (Fax)

                                           Omar Chaudhary
                                           +81-3-6437-7198 (Phone)
     J.P. MORGAN SECURITIES INC.           +81-3-6437-1200 (Fax)

     Glen Riis                             NOMURA SECURITIES INTERNATIONAL, INC.
     (212) 834-3813 (Phone)
     (212) 834-6598 (Fax)                  Phillip Evanski
                                           (212) 667-2485 (Phone)
     Dennis Schuh                          (646) 587-8986 (Fax)
     (212) 834-9378 (Phone)
     (212) 834-6593 (Fax)                  Matt Borstein
                                           (212) 667-2485 (Phone)
     Andrew Taylor                         (646) 587-8944 (Fax))
     (212) 834-3813 (Phone)
     (212) 834-4598 (Fax)                  Joseph Allen
                                           (212) 667-2485 (Phone)
                                           (646) 587-1000 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
------------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES
                                                     APPROX.
          EXPECTED RATINGS                            % OF                                                   ASSUMED
        ---------------------                      CUT-OFF DATE   APPROX.     WEIGHTED                        FINAL
                                 CERTIFICATE           POOL       CREDIT      AVERAGE        PRINCIPAL     DISTRIBUTION
CLASS   S&P   MOODY'S   FITCH     BALANCE(1)         BALANCE      SUPPORT   LIFE(YRS)(2)     WINDOW(2)       DATE(2)      RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-1     AAA     Aaa      AAA       $51,163,000        1.996%       30.000%      2.74       01/06 - 10/10     10/15/10         Fixed
------------------------------------------------------------------------------------------------------------------------------------
A-2     AAA     Aaa      AAA       $91,861,000        3.584%       30.000%      4.81       10/10 - 11/10     11/15/10         Fixed
------------------------------------------------------------------------------------------------------------------------------------
A-3     AAA     Aaa      AAA      $157,444,000        6.143%       30.000%      6.66       08/12 - 12/12     12/15/12       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
A-PB    AAA     Aaa      AAA      $204,025,000        7.960%       30.000%      7.89       10/10 - 08/15     08/15/15       WAC (4)
------------------------------------------------------------------------------------------------------------------------------------
A-4     AAA     Aaa      AAA    $1,035,637,000       40.407%       30.000%      9.78       08/15 - 11/15     11/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
A-1A    AAA     Aaa      AAA      $253,981,000        9.909%       30.000%      9.60       01/06 - 11/15     11/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
A-M     AAA     Aaa      AAA      $256,302,000       10.000%       20.000%      9.88       11/15 - 11/15     11/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
A-J     AAA     Aaa      AAA      $153,781,000        6.000%       14.000%      9.93       11/15 - 12/15     12/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
B       AA+     Aa1      AA+       $22,426,000        0.875%       13.125%      9.96       12/15 - 12/15     12/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
C       AA      Aa2      AA        $32,038,000        1.250%       11.875%      9.96       12/15 - 12/15     12/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
D       AA-     Aa3      AA-       $25,630,000        1.000%       10.875%      9.96       12/15 - 12/15     12/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
E        A      A2        A        $48,057,000        1.875%        9.000%      9.96       12/15 - 12/15     12/15/15       WAC (3)
------------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES
                                                      APPROX.
          EXPECTED RATINGS                             % OF                                                  ASSUMED
        ---------------------                      CUT-OFF DATE   APPROX.     WEIGHTED                        FINAL
                                 CERTIFICATE           POOL       CREDIT      AVERAGE        PRINCIPAL     DISTRIBUTION
CLASS   S&P   MOODY'S   FITCH     BALANCE(1)         BALANCE      SUPPORT   LIFE(YRS)(2)     WINDOW(2)       DATE(2)      RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

F (5)    A-     A3       A-        $32,038,000        1.250%      7.750%        (5)             (5)            (5)          WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
G (5)   BBB+   Baa1     BBB+       $28,834,000        1.125%      6.625%        (5)             (5)            (5)          WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
H (5)   BBB    Baa2      BBB       $28,833,000        1.125%      5.500%        (5)             (5)            (5)          WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
J (5)   BBB-   Baa3     BBB-       $35,242,000        1.375%      4.125%        (5)             (5)            (5)          WAC (3)
------------------------------------------------------------------------------------------------------------------------------------
K (5)   BB+     NR       BB+       $16,019,000        0.625%      3.500%        (5)             (5)            (5)        Fixed (6)
------------------------------------------------------------------------------------------------------------------------------------
L (5)    BB     NR       BB        $12,815,000        0.500%      3.000%        (5)             (5)            (5)        Fixed (6)
------------------------------------------------------------------------------------------------------------------------------------
M (5)   BB-     NR       BB-       $12,815,000        0.500%      2.500%        (5)             (5)            (5)        Fixed (6)
------------------------------------------------------------------------------------------------------------------------------------
N (5)    B+     NR       B+         $6,408,000        0.250%      2.250%        (5)             (5)            (5)        Fixed (6)
------------------------------------------------------------------------------------------------------------------------------------
O (5)    B      NR        B         $6,407,000        0.250%      2.000%        (5)             (5)            (5)        Fixed (6)
------------------------------------------------------------------------------------------------------------------------------------
P (5)    B-     NR       B--        $9,611,000        0.375%      1.625%        (5)             (5)            (5)        Fixed (6)
------------------------------------------------------------------------------------------------------------------------------------
Q (5)    NR     NR       NR        $41,649,890        1.625%      0.000%        (5)             (5)            (5)        Fixed (6)
------------------------------------------------------------------------------------------------------------------------------------
IO (5)  AAA    Aaa       AAA    $2,563,016,890(7)      N/A          N/A         N/A             N/A            (5)        WAC-IO(7)
------------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a permitted variance of plus or minus 5.0%.
(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the Prospectus Supplement.
(3)   The pass-through rate applicable to the Class A-3, Class A-4, Class A-1A,
      Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class
      G, Class H and Class J Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement).
(4)   The pass-through rate applicable to the Class A-PB Certificates for any distribution date will be equal to the weighted average net mortgage rate
      (calculated as described in the Prospectus Supplement) less % for such date.
(5)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
      Offered Certificates.
(6)   The pass-through rate applicable to the Class K, Class L, Class M, Class
      N, Class O, Class P and Class Q Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for such date.
(7)   The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the Prospectus Supplement. The interest rate applicable to the Class IO Certificates for each distribution date will be described in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

              [STRUCTURE SCHEMATIC OF STRUCTURAL OVERVIEW OMITTED]

                                      NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                               ALL
GENERAL CHARACTERISTICS                                                                   MORTGAGE LOANS      LOAN GROUP 1
-----------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans .............................................................                151                127
Number of Crossed Loan Pools .........................................................                  3                  2
Number of Mortgaged Properties .......................................................                238                214
Aggregate Balance of all Mortgage Loans ..............................................     $2,563,016,891     $2,309,035,621

Number of Mortgage Loans with Balloon Payments(1) ....................................                116                 98
Aggregate Balance of Mortgage Loans with Balloon Payments(1) .........................     $1,919,882,268     $1,762,390,998

Number of Mortgage Loans with Anticipated Repayment Date(2) ..........................                  3                  3
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ...............        $89,824,622        $89,824,622

Number of Fully Amortizing Mortgage Loans ............................................                  0                  0
Aggregate Balance of Fully Amortizing Mortgage Loans .................................                 $0                 $0

Number of Non-amortizing Mortgage Loans(3) ...........................................                 32                 26
Aggregate Balance of Non-amortizing Mortgage Loans(3) ................................       $553,310,000       $456,820,000

Average Balance of Mortgage Loans ....................................................        $16,973,622        $18,181,383
Minimum Balance of Mortgage Loans ....................................................         $1,380,000         $1,380,000
Maximum Balance of Mortgage Loans ....................................................       $162,500,000       $162,500,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans    $101,000,000(4)    $101,000,000(4)

Weighted Average LTV ratio(6) ........................................................              69.1%              68.9%
Minimum LTV ratio ....................................................................              28.5%              28.5%
Maximum LTV ratio ....................................................................              81.1%              81.1%

Weighted Average LTV at Maturity or Anticipated Repayment Date(6).....................              63.1%              62.7%

Weighted Average DSCR(7) .............................................................              1.48x              1.49x
Minimum DSCR .........................................................................              1.20x              1.20x
Maximum DSCR .........................................................................              3.63x              3.63x

Weighted Average Mortgage Loan interest rate .........................................             5.380%             5.378%
Minimum Mortgage Loan interest rate ..................................................             4.740%             4.740%
Maximum Mortgage Loan interest rate ..................................................             6.570%             6.570%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ...                114                113
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ............                 55                 55
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ............                120                120
Weighted Average Occupancy Rate(8) ...................................................              91.8%              91.4%
-----------------------------------------------------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                                                     LOAN GROUP 2
----------------------------------------------------------------------------------------------------------

Number of Mortgage Loans .............................................................                 24
Number of Crossed Loan Pools .........................................................                  1
Number of Mortgaged Properties .......................................................                 24
Aggregate Balance of all Mortgage Loans ..............................................       $253,981,270

Number of Mortgage Loans with Balloon Payments(1) ....................................                 18
Aggregate Balance of Mortgage Loans with Balloon Payments(1) .........................       $157,491,270

Number of Mortgage Loans with Anticipated Repayment Date(2) ..........................                  0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ...............                 $0

Number of Fully Amortizing Mortgage Loans ............................................                  0
Aggregate Balance of Fully Amortizing Mortgage Loans .................................                 $0

Number of Non-amortizing Mortgage Loans(3) ...........................................                  6
Aggregate Balance of Non-amortizing Mortgage Loans(3) ................................        $96,490,000

Average Balance of Mortgage Loans ....................................................        $10,582,553
Minimum Balance of Mortgage Loans ....................................................         $2,200,000
Maximum Balance of Mortgage Loans ....................................................        $33,500,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans     $12,800,000(5)

Weighted Average LTV ratio(6) ........................................................              71.4%
Minimum LTV ratio ....................................................................              60.0%
Maximum LTV ratio ....................................................................              80.0%

Weighted Average LTV at Maturity or Anticipated Repayment Date(6) ....................              66.3%

Weighted Average DSCR(7) .............................................................              1.40x
Minimum DSCR .........................................................................              1.20x
Maximum DSCR .........................................................................              1.62x

Weighted Average Mortgage Loan interest rate .........................................             5.399%
Minimum Mortgage Loan interest rate ..................................................             5.120%
Maximum Mortgage Loan interest rate ..................................................             6.200%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ...                119
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ............                117
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) .............               120
Weighted Average Occupancy Rate(8) ...................................................              94.7%
----------------------------------------------------------------------------------------------------------

(1)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.
(2)   Does not include Mortgage Loans that are interest-only for their entire term.
(3)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.
(4)   Consists of a group of 19 individual mortgage loans (loan numbers 35, 66,
      74, 91, 94, 98, 102, 105, 113, 121, 122, 126, 131, 133, 141, 144, 146, 148
      and 149).
(5)   Consists of a group of 2 individual mortgage loans (loan numbers 80 and
      111).
(6)   With respect to certain Mortgage Loans, "as stabilized" appraisal values
      (as defined in the related appraisal) were used as opposed to "as is"
      appraisal values.
(7)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number
      70), representing 0.4% of the Cut-Off Date Pool Balance (3.6% of the
      Cut-Off Date Group 2 Balance), the DSC ratio was adjusted by taking into account amounts available in cash reserves.
(8)   Does not include 9 Mortgage Loans secured by hospitality properties, representing 11.2% of the Cut-Off Date Pool Balance (12.4% of the Cut-Off
      Date Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

*     One (1) Mortgage Loan (loan number 1), representing 6.3% of the Cut-Off
      Date Pool Balance (7.0% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratio and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.     JPMORGAN      NOMURA

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                      MORTGAGED PROPERTIES BY PROPERTY TYPE

                               [PIE CHART OMITTED]

Office                             25.5%
Multifamily                        23.2%
Retail                             22.3%
Hospitality                        11.2%
Self Storage                        9.9%
Mixed Use                           4.6%
Industrial                          3.3%

PROPERTY TYPE

                                                                      % OF       % OF
                         NUMBER OF     AGGREGATE          % OF       GROUP 1    GROUP 2    WEIGHTED
                         MORTGAGED    CUT-OFF DATE      INITIAL       POOL       POOL      AVERAGE      MIN/MAX
   PROPERTY TYPE        PROPERTIES     BALANCE(1)     POOL BALANCE   BALANCE    BALANCE    DSCR(2)       DSCR
------------------------------------------------------------------------------------------------------------------

Office                       39      $  652,791,971       25.5%       28.3%       0.0%      1.36x     1.20x/2.64x
------------------------------------------------------------------------------------------------------------------
Multifamily                  70         594,878,763       23.2        14.8      100.0       1.36x     1.20x/2.34x
------------------------------------------------------------------------------------------------------------------
Retail                       42         571,918,468       22.3        24.8        0.0       1.67x     1.20x/3.63x
------------------------------------------------------------------------------------------------------------------
 RETAIL - ANCHORED           35         530,816,468       20.7        23.0        0.0       1.69X     1.20X/3.63X
------------------------------------------------------------------------------------------------------------------
 RETAIL - UNANCHORED          6          31,902,000        1.2         1.4        0.0       1.45X     1.21X/2.13X
------------------------------------------------------------------------------------------------------------------
 RETAIL - SHADOW
   ANCHORED(4)                1           9,200,000        0.4         0.4        0.0       1.24X     1.24X/1.24X
------------------------------------------------------------------------------------------------------------------
Hospitality                  17         286,774,199       11.2        12.4        0.0       1.50x     1.33x/1.75x
------------------------------------------------------------------------------------------------------------------
Self Storage                 56         254,550,000        9.9        11.0        0.0       1.74x     1.20x/2.09x
------------------------------------------------------------------------------------------------------------------
Mixed Use                     5         118,302,500        4.6         5.1        0.0       1.24x     1.20x/1.31x
------------------------------------------------------------------------------------------------------------------
Industrial                    9          83,800,989        3.3         3.6        0.0       1.55x     1.24x/2.19x
------------------------------------------------------------------------------------------------------------------
                            238      $2,563,016,891      100.0%      100.0%     100.0%      1.48X     1.20X/3.63X
------------------------------------------------------------------------------------------------------------------

                          WEIGHTED                    WEIGHTED
                          AVERAGE        MIN/MAX      AVERAGE
                        CUT-OFF DATE   CUT-OFF DATE   MORTGAGE
   PROPERTY TYPE        LTV RATIO(3)    LTV RATIO       RATE
---------------------------------------------------------------

Office                     70.3%       38.1%/ 80.0%     5.413%
---------------------------------------------------------------
Multifamily                73.3%       46.2%/ 81.1%     5.352%
---------------------------------------------------------------
Retail                     64.8%       28.5%/ 79.9%     5.369%
---------------------------------------------------------------
 RETAIL - ANCHORED         64.6%       28.5%/ 79.9%     5.365%
---------------------------------------------------------------
 RETAIL - UNANCHORED       69.4%       51.6%/ 74.4%     5.349%
---------------------------------------------------------------
 RETAIL - SHADOW
   ANCHORED(4)             60.9%       60.9%/ 60.9%     5.650%
---------------------------------------------------------------
Hospitality                65.9%       51.2%/ 76.7%     5.570%
---------------------------------------------------------------
Self Storage               67.0%       57.7%/ 80.3%     5.097%
---------------------------------------------------------------
Mixed Use                  77.2%       74.2%/ 80.0%     5.373%
---------------------------------------------------------------
Industrial                 65.7%       47.6%/ 76.6%     5.606%
---------------------------------------------------------------
                           69.1%       28.5%/ 81.1%     5.380%
---------------------------------------------------------------

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number
      70), representing 0.4% of the Cut-Off Date Pool Balance (3.6% of the
      Cut-Off Date Group 2 Balance), the DSC ratio was calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

(3)   With respect to certain Mortgage Loans, "as stabilized" appraisal values
      (as defined in the related appraisal) were used as opposed to "as is"
      appraisal values.

(4)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

*     One (1) Mortgage Loan (loan number 1), representing 6.3% of the Cut-Off
      Date Pool Balance (7.0% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratio and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

            [PROPERTY LOCATIONS ON MAP OF THE UNITED STATES OMITTED]

PROPERTY LOCATION

                                                                % OF           % OF                    WEIGHTED     WEIGHTED
               NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED     AVERAGE       AVERAGE
               MORTGAGED     CUT-OFF DATE    CUT-OFF DATE     GROUP 1        GROUP 2      AVERAGE    CUT-OFF DATE   MORTGAGE
    STATE      PROPERTIES     BALANCE(1)     POOL BALANCE     BALANCE        BALANCE      DSCR(2)    LTV RATIO(3)     RATE
-----------------------------------------------------------------------------------------------------------------------------

California         38       $  540,534,128       21.1%          21.4%          18.7%       1.49x        67.0%        5.285%
-----------------------------------------------------------------------------------------------------------------------------
 SOUTHERN(4)       30          359,751,869       14.0           15.0            5.5        1.55x        66.4%        5.286%
-----------------------------------------------------------------------------------------------------------------------------
 NORTHERN(4)        8          180,782,259        7.1            6.4           13.2        1.37x        68.3%        5.284%
-----------------------------------------------------------------------------------------------------------------------------
Illinois           13          240,086,035        9.4            9.9            5.0        1.44x        67.9%        5.306%
-----------------------------------------------------------------------------------------------------------------------------
Florida            18          228,692,682        8.9            9.6            2.7        1.37x        71.1%        5.388%
-----------------------------------------------------------------------------------------------------------------------------
Nevada              5          216,374,199        8.4            7.6           16.5        1.50x        65.2%        5.503%
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania        4          149,025,000        5.8            6.5            0.0        1.32x        72.5%        5.479%
-----------------------------------------------------------------------------------------------------------------------------
Arizona            10          134,921,648        5.3            5.1            6.3        1.27x        77.3%        5.465%
-----------------------------------------------------------------------------------------------------------------------------
Other             150        1,053,383,198       41.1           40.0           50.9        1.56x        69.3%        5.393%
-----------------------------------------------------------------------------------------------------------------------------
                  238       $2,563,016,891      100.0%         100.0%         100.0%       1.48x        69.1%        5.380%
-----------------------------------------------------------------------------------------------------------------------------

o     THE MORTGAGED PROPERTIES ARE LOCATED IN 37 STATES.

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number
      70), representing 0.4% of the Cut-Off Date Pool Balance (3.6% of the
      Cut-Off Date Group 2 Balance), the DSC ratio was calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

(3)   With respect to certain Mortgage Loans, "as stabilized" appraisal values
      (as defined in the related appraisal) were used as opposed to "as is"
      appraisal values.

(4)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged Properties north of San Luis
      Obispo County, Kern County and San Bernardino County were in included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*     One (1) Mortgage Loan (loan number 1), representing 6.3% of the Cut-Off
      Date Pool Balance (7.0% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
             MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE(1)
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------------------------
                                                                    % OF
                                     NUMBER OF      AGGREGATE      INITIAL     % OF       % OF
            RANGE OF                 MORTGAGE      CUT-OFF DATE     POOL      GROUP 1    GROUP 2
    CUT-OFF DATE BALANCES ($)          LOANS         BALANCE       BALANCE    BALANCE    BALANCE
-------------------------------------------------------------------------------------------------

<=2,000,000 .....................         3           $4,324,000      0.2%       0.2%       0.0%
2,000,001 - 3,000,000 ...........        14           35,823,548      1.4        1.1        4.2
3,000,001 - 4,000,000 ...........        15           51,835,288      2.0        1.9        2.7
4,000,001 - 5,000,000 ...........        14           63,578,345      2.5        2.4        3.6
5,000,001 - 6,000,000 ...........         7           37,875,600      1.5        1.4        2.2
6,000,001 - 7,000,000 ...........         8           51,297,000      2.0        2.2        0.0
7,000,001 - 8,000,000 ...........        11           83,099,644      3.2        2.9        6.0
8,000,001 - 9,000,000 ...........         6           52,300,000      2.0        1.5        6.8
9,000,001 - 10,000,000 ..........         5           45,941,105      1.8        0.8       10.9
10,000,001 - 15,000,000 .........        15          183,656,510      7.2        6.4       14.5
15,000,001 - 20,000,000 .........        23          392,128,339     15.3       15.5       13.2
20,000,001 - 25,000,000 .........         5          115,600,172      4.5        5.0          0
25,000,001 - 30,000,000 .........         4          104,465,000      4.1        3.4        9.9
30,000,001 - 35,000,000 .........         6          198,665,632      7.8        5.7       26.2
35,000,001 - 40,000,000 .........         1           38,000,000      1.5        1.6        0.0
40,000,001 - 45,000,000 .........         6          251,091,510      9.8       10.9        0.0
45,000,001 - 50,000,000 .........         1           49,895,997      1.9        2.2        0.0
55,000,001 - 60,000,000 .........         2          115,400,000      4.5        5.0        0.0
70,000,001 - 75,000,000 .........         1           72,000,000      2.8        3.1        0.0
80,000,001 > ....................         4          616,039,199     24.0       26.7        0.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: $1,380,000                        MAX: $162,500,000                    AVERAGE: $16,973,622
-------------------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(2)
-------------------------------------------------------------------------------------------------
                                                                    % OF
                                     NUMBER OF      AGGREGATE      INITIAL     % OF       % OF
            RANGE OF                 MORTGAGE      CUT-OFF DATE     POOL      GROUP 1    GROUP 2
     UNDERWRITTEN DSCRS (X)            LOANS         BALANCE       BALANCE    BALANCE    BALANCE
-------------------------------------------------------------------------------------------------

1.20 - 1.24 .....................        59         $882,447,037     34.4%      36.7%      14.0%
1.25 - 1.29 .....................        20          366,476,541     14.3       15.2        6.6
1.30 - 1.34 .....................        14          173,867,989      6.8        5.5       18.5
1.35 - 1.39 .....................         6           66,098,703      2.6        1.0       17.1
1.45 - 1.49 .....................         7           79,646,288      3.1        2.2       11.4
1.50 - 1.54 .....................        11          455,564,199     17.8       16.5       29.0
1.55 - 1.59 .....................         3           55,880,000      2.2        2.4        0.0
1.60 - 1.64 .....................         3           34,950,000      1.4        1.1        3.3
1.65 - 1.69 .....................         2           11,205,000      0.4        0.5        0.0
1.70 - 1.74 .....................         1           19,715,000      0.8        0.9        0.0
1.75 - 1.79 .....................         5           36,122,622      1.4        1.6        0.0
1.80 - 1.84 .....................         3           57,245,000      2.2        2.5        0.0
1.90 - 1.94 .....................         2            6,774,000      0.3        0.3        0.0
1.95 - 1.99 .....................         1            2,870,000      0.1        0.1        0.0
2.00 - 2.04 .....................         2            6,294,000      0.2        0.3        0.0
2.05 - 2.09 .....................         1          145,000,000      5.7        6.3        0.0
2.10 - 2.14 .....................         3           12,569,000      0.5        0.5        0.0
2.15 - 2.19 .....................         2           16,880,000      0.7        0.7        0.0
2.20 - 2.24 .....................         1            8,800,000      0.3        0.4        0.0
2.30 - 3.63 .....................         5          124,611,510      4.9        5.4        0.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 1.20X                             MAX: 3.63X                            WTD. AVERAGE: 1.48X
-------------------------------------------------------------------------------------------------

MORTGAGE RATE
-------------------------------------------------------------------------------------------------
                                                                    % OF
                                     NUMBER OF      AGGREGATE      INITIAL     % OF       % OF
            RANGE OF                 MORTGAGE      CUT-OFF DATE     POOL      GROUP 1    GROUP 2
        MORTGAGE RATES(%)              LOANS         BALANCE       BALANCE    BALANCE    BALANCE
-------------------------------------------------------------------------------------------------

4.740 - 5.249....................        39         $709,257,334     27.7%      26.7%      36.7%
5.250 - 5.499....................        57        1,010,178,824     39.4       40.6       28.9
5.500 - 5.749....................        41          708,291,029     27.6       27.0       33.5
5.750 - 5.999....................        12          116,089,703      4.5        5.0        0.0
6.000 - 6.249....................         1            2,200,000      0.1        0.0        0.9
6.500 - 6.749....................         1           17,000,000      0.7        0.7        0.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 4.740%                            MAX: 6.570%                          WTD. AVERAGE: 5.380%
-------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(3)
-------------------------------------------------------------------------------------------------
                                                                    % OF
                                     NUMBER OF      AGGREGATE      INITIAL     % OF       % OF
            RANGE OF                 MORTGAGE      CUT-OFF DATE     POOL      GROUP 1    GROUP 2
   CUT-OFF DATE LTV RATIOS (%)         LOANS         BALANCE       BALANCE    BALANCE    BALANCE
-------------------------------------------------------------------------------------------------

25.01 - 30.00....................         1          $26,300,000      1.0%       1.1%       0.0%
35.01 - 40.00....................         2           68,971,510      2.7        3.0        0.0
40.01 - 50.00....................         5           54,650,000      2.1        2.4        0.0
50.01 - 55.00....................         7           62,373,000      2.4        2.7        0.0
55.01 - 60.00....................         5           52,935,000      2.1        1.8        4.9
60.01 - 65.00....................        18          498,347,288     19.4       19.7       16.9
65.01 - 70.00....................        19          390,652,199     15.2       15.5       12.5
70.01 - 75.00....................        30          625,876,778     24.4       23.7       30.6
75.01 - 80.00....................        62          750,211,116     29.3       28.6       35.0
80.01 >=.........................         2           32,700,000      1.3        1.4        0.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 28.5%                             MAX: 81.1%                            WTD. AVERAGE: 69.1%
-------------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(3)
-------------------------------------------------------------------------------------------------
                                                                    % OF
            RANGE OF                 NUMBER OF      AGGREGATE      INITIAL     % OF       % OF
      MATURITY DATE OR ARD           MORTGAGE      CUT-OFF DATE     POOL      GROUP 1    GROUP 2
         LTV RATIOS (%)                LOANS         BALANCE       BALANCE    BALANCE    BALANCE
-------------------------------------------------------------------------------------------------

20.01 - 30.00....................         2          $83,300,000      3.3%       3.6%       0.0%
30.01 - 40.00....................         3           30,471,510      1.2        1.3        0.0
40.01 - 50.00....................         8           87,125,989      3.4        3.8        0.0
50.01 - 55.00....................        12          115,796,288      4.5        2.8       19.8
55.01 - 60.00....................        15          353,234,900     13.8       14.1       11.2
60.01 - 65.00....................        30          690,975,058     27.0       29.5        3.6
65.01 - 70.00....................        35          578,976,283     22.6       22.8       20.7
70.01 - 75.00....................        44          584,336,861     22.8       21.1       37.9
75.01 - 80.00....................         1           17,300,000      0.7        0.0        6.8
80.01 - 85.00....................         1           21,500,000      0.8        0.9        0.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 28.5%                             MAX: 81.1%                            WTD. AVERAGE: 63.1%
-------------------------------------------------------------------------------------------------

(1)   One (1) Mortgage Loan (loan number 1), representing 6.3% of the Cut-Off
      Date Pool Balance (7.0% of the Cut-Off Date Group 1 Balance), is part of a pari passu split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratio and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

(2)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number
      70), representing 0.4% of the Cut-Off Date Pool Balance (3.6% of the
      Cut-off Date Group 2 Balance), the DSC ratio was calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a "stablized" basis that are consistent with the respective performance-related criteria required to obtain the release of certain escrows pursuant to the related Mortgage Loan documents.

(3)   With respect to certain Mortgage Loans, "as stabilized" appraisal values
      (as defined in the related appraisal) were used as opposed to "as is"
      appraisal values.

      The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

DEUTSCHE BANK SECURITIES     GOLDMAN, SACHS & CO.    JPMORGAN      NOMURA

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD
-------------------------------------------------------------------------------------------------
            RANGE OF                 NUMBER OF      AGGREGATE
        ORIGINAL TERM TO             MORTGAGE      CUT-OFF DATE     % OF       % OF       % OF
    MATURITY OR ARD (MONTHS)           LOANS         BALANCE        POOL      GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

0 - 60...........................         9          $93,910,172      3.7%       4.1%       0.0%
61 - 84..........................         3          166,850,000      6.5        7.2        0.0
109 - 120........................       139        2,302,256,718     89.8       88.7      100.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 60                                MAX: 120                 WTD. AVERAGE: 115
-------------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM
-------------------------------------------------------------------------------------------------
            RANGE OF                 NUMBER OF      AGGREGATE
      ORIGINAL AMORTIZATION          MORTGAGE      CUT-OFF DATE     % OF       % OF       % OF
         TERMS (MONTHS)                LOANS         BALANCE        POOL      GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

229 - 264........................         3          $21,175,989      0.8%       0.9%       0.0%
265 - 300........................         8          127,927,000      5.0        5.5        0.0
301 - 348........................         3           44,750,000      1.7        1.5        3.6
349 - 360........................       104        1,757,453,901     68.6       69.7       58.4
Varies...........................         1           58,400,000      2.3        2.5        0.0
Non-Amortizing...................        32          553,310,000     21.6       19.8       38.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 240                               MAX: 360                 WTD. AVERAGE: 354*
-------------------------------------------------------------------------------------------------

*    Excludes the non-amortizing loans and loans that vary.

ORIGINAL INTEREST ONLY TERM
-------------------------------------------------------------------------------------------------
            RANGE OF                 NUMBER OF      AGGREGATE
      INTEREST-ONLY PERIODS          MORTGAGE      CUT-OFF DATE     % OF       % OF       % OF
            (MONTHS)                   LOANS         BALANCE        POOL      GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

Amortizing - No Partial
  Interest Only Period...........        33         $572,023,202     22.3%      23.3%      13.6%
Partial Interest Only -
  Amortizing.....................        86        1,437,683,689     56.1       56.9       48.4
  1-12...........................         3           15,000,000      0.6        0.6        0.0
  13-24..........................        17          183,282,000      7.2        6.8       10.2
  25-36..........................         7          155,500,000      6.1        4.7       18.1
  37-48..........................         1            9,100,000      0.4        0.0        3.6
  49-60..........................        55        1,007,131,689     39.3       41.8       16.6
  61-84..........................         3           67,670,000      2.6        2.9        0.0
Non-Amortizing...................        32          553,310,000     21.6       19.8       38.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 12                                MAX: 84*                     WTD. AVERAGE: 53*
-------------------------------------------------------------------------------------------------

*    Partial interest only period - Excludes non-amortizing loans and amortizing loans that do not benefit from a partial interest-only period.

SEASONING
-------------------------------------------------------------------------------------------------
                                     NUMBER OF      AGGREGATE
                                     MORTGAGE      CUT-OFF DATE     % OF       % OF       % OF
       SEASONING (MONTHS)              LOANS         BALANCE        POOL      GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

0 - 12...........................       151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 0                                 MAX: 7                       WTD. AVERAGE: 2
-------------------------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD
-------------------------------------------------------------------------------------------------
            RANGE OF                 NUMBER OF      AGGREGATE
       REMAINING TERMS TO            MORTGAGE      CUT-OFF DATE     % OF       % OF       % OF
    MATURITY OR ARD (MONTHS)           LOANS         BALANCE        POOL      GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

0 - 60...........................         9          $93,910,172      3.7%       4.1%       0.0%
61 - 84..........................         3          166,850,000      6.5        7.2        0.0
109 - 120........................       139        2,302,256,718     89.8       88.7      100.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 55                                MAX: 120                     WTD. AVERAGE: 114
-------------------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM
-------------------------------------------------------------------------------------------------
            RANGE OF                 NUMBER OF      AGGREGATE
     REMAINING AMORTIZATION          MORTGAGE      CUT-OFF DATE     % OF       % OF       % OF
         TERMS (MONTHS)                LOANS         BALANCE        POOL      GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

229 - 264........................         3          $21,175,989      0.8%       0.9%       0.0%
265 - 300........................         8          127,927,000      5.0        5.5        0.0
301 - 348........................         3           44,750,000      1.7        1.5        3.6
349 - 360........................       104        1,757,453,901     68.6       69.7       58.4
Varies...........................         1           58,400,000      2.3        2.5        0.0
Non-Amortizing...................        32          553,310,000     21.6       19.8       38.0
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------
MIN: 236                               MAX: 360                     WTD. AVERAGE: 354*
-------------------------------------------------------------------------------------------------

*    Excludes the non-amortizing loans and loans that vary.

PREPAYMENT PROVISIONS SUMMARY
-------------------------------------------------------------------------------------------------
                                     NUMBER OF      AGGREGATE
                                     MORTGAGE      CUT-OFF DATE     % OF       % OF       % OF
      PREPAYMENT PROVISIONS            LOANS         BALANCE        POOL      GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

Lockout/Defeasance...............       141       $2,283,446,891     89.1%      89.2%      88.3%
Lockout/Defeasance/Yield
   Maintenance...................         1          145,000,000      5.7        6.3        0.0
Yield Maintenance................         5           72,700,000      2.8        2.8        3.4
Lockout/Yield Maintenance........         4           61,870,000      2.4        1.8        8.2
-------------------------------------------------------------------------------------------------
                                        151       $2,563,016,891    100.0%     100.0%     100.0%
-------------------------------------------------------------------------------------------------

SHADOW RATED LOANS
-------------------------------------------------------------------------------------------------
                                                                % OF
                                         LOAN          % OF     GROUP
                  LOAN NAME             AMOUNT         POOL       1       S&P    MOODY'S    FITCH
-------------------------------------------------------------------------------------------------

Metro Pointe at South Coast .....    $57,000,000       2.2%      2.5%     AAA      A2        AA+
The Shoppes at Eastchase &
   The Plaza at Eastchase........     26,300,000       1.0       1.1      AAA      Aa2       AAA
1201 Broadway....................     11,971,510       0.5       0.5      AAA     BAA3       AAA
-------------------------------------------------------------------------------------------------
                                     $95,271,510       3.7%      4.1%
-------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

DEUTSCHE BANK SECURITIES     GOLDMAN, SACHS & CO.    JPMORGAN      NOMURA

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

    PREPAYMENT RESTRICTION            DEC-05        DEC-06        DEC-07        DEC-08        DEC-09
-------------------------------     ---------     ---------     ---------     ---------     ---------

Locked Out.....................         97.16%        97.15%         9.35%         7.79%         0.00%
Defeasance.....................          0.00%         0.00%        79.67%        81.18%        88.91%
Yield Maintenance..............          2.84%         2.85%        10.98%        11.03%         8.55%
Prepayment Premium.............          0.00%         0.00%         0.00%         0.00%         0.00%
Open...........................          0.00%         0.00%         0.00%         0.00%         2.54%
-----------------------------------------------------------------------------------------------------
Total..........................        100.00%       100.00%       100.00%       100.00%       100.00%
-----------------------------------------------------------------------------------------------------
Mortgage Pool Balance
  Outstanding (in millions)....     $2,563.02     $2,555.11     $2,546.08     $2,534.25     $2,519.94
-----------------------------------------------------------------------------------------------------
% of Initial Pool Balance......        100.00%        99.69%        99.34%        98.88%        98.32%
-----------------------------------------------------------------------------------------------------

    PREPAYMENT RESTRICTION            DEC-10        DEC-11        DEC-12        DEC-13        DEC-14       DEC-15
-------------------------------     ---------     ---------     ---------     ---------     ---------     -------

Locked Out.....................          0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
Defeasance.....................         91.06%        90.95%        96.77%        96.73%        96.68%       0.00%
Yield Maintenance..............          8.58%         8.69%         2.83%         2.87%         2.91%       0.00%
Prepayment Premium.............          0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
Open...........................          0.36%         0.37%         0.40%         0.40%         0.41%     100.00%
-----------------------------------------------------------------------------------------------------------------
Total..........................        100.00%       100.00%       100.00%       100.00%       100.00%     100.00%
-----------------------------------------------------------------------------------------------------------------
Mortgage Pool Balance
  Outstanding (in millions)....     $2,410.42     $2,381.09     $2,185.53     $2,152.34     $2,117.27     $ 64.78
-----------------------------------------------------------------------------------------------------------------
% of Initial Pool Balance......         94.05%        92.90%        85.27%        83.98%        82.61%       2.53%
-----------------------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

(2)   Based on the assumptions set forth in footnote (1) above, after December
      2015, the outstanding loan balances represent less than 2.53% of the
      Cut-Off Date Balance.

(3)   Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.

(4)   With respect to 1 Mortgage Loan (loan number 92), representing approximately 0.3% of the Cut-Off Date Pool Balance (0.3% of the Cut-Off
      Date Group 1 Balance), funds deposited in reserve accounts are assumed not to be applied to pay down the outstanding principal balance of the related
      Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------------

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

    PREPAYMENT RESTRICTION           DEC-05        DEC-06        DEC-07        DEC-08        DEC-09
-------------------------------     ---------     ---------     ---------     ---------     ---------

Locked Out.....................         97.23%        97.22%         7.34%         5.60%         0.00%
Defeasance.....................          0.00%         0.00%        81.75%        83.45%        88.99%
Yield Maintenance..............          2.77%         2.78%        10.90%        10.95%         8.19%
Prepayment Premium.............          0.00%         0.00%         0.00%         0.00%         0.00%
Open...........................          0.00%         0.00%         0.00%         0.00%         2.82%
-----------------------------------------------------------------------------------------------------
Total..........................        100.00%       100.00%       100.00%       100.00%       100.00%
-----------------------------------------------------------------------------------------------------
Group 1 Balance
  Outstanding (in millions)....     $2,309.04     $2,301.60     $2,293.16     $2,282.32     $2,269.51
-----------------------------------------------------------------------------------------------------
% of Initial Group 1 Balance...        100.00%        99.68%        99.31%        98.84%        98.29%
-----------------------------------------------------------------------------------------------------

    PREPAYMENT RESTRICTION           DEC-10        DEC-11        DEC-12        DEC-13        DEC-14       DEC-15
-------------------------------     ---------     ---------     ---------     ---------     ---------     -------

Locked Out.....................          0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
Defeasance.....................         91.40%        91.29%        97.89%        97.86%        97.83%       0.00%
Yield Maintenance..............          8.60%         8.71%         2.11%         2.14%         2.17%       0.00%
Prepayment Premium.............          0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
Open...........................          0.00%         0.00%         0.00%         0.00%         0.00%     100.00%
-----------------------------------------------------------------------------------------------------------------
Total..........................        100.00%       100.00%       100.00%       100.00%       100.00%     100.00%
-----------------------------------------------------------------------------------------------------------------
Group 1 Balance
  Outstanding (in millions)....     $2,161.70     $2,134.69     $1,941.57     $1,910.98     $1,878.65     $ 64.78
-----------------------------------------------------------------------------------------------------------------
% of Initial Group 1 Balance...         93.62%        92.45%        84.09%        82.76%        81.36%       2.81%
-----------------------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

(2)   Based on the assumptions set forth in footnote (1) above, after December
      2015, the outstanding loan balances represent less than 2.81% of the
      Cut-Off Date Group 1 Balance.

(3)   Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.

(4)   With respect to 1 Mortgage Loan (loan number 92), representing approximately 0.3% of the Cut-Off Date Group 1 Balance, funds deposited in reserve accounts are assumed not to be applied to pay down the outstanding principal balance of the related Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE*

PREPAYMENT ANALYSIS

    PREPAYMENT RESTRICTION           DEC-05        DEC-06        DEC-07        DEC-08        DEC-09
-------------------------------     ---------     ---------     ---------     ---------     ---------

Locked Out.....................         96.57%        96.57%        27.56%        27.64%         0.00%
Defeasance.....................          0.00%         0.00%        60.74%        60.62%        88.18%
Yield Maintenance..............          3.43%         3.43%        11.70%        11.75%        11.82%
Prepayment Premium.............          0.00%         0.00%         0.00%         0.00%         0.00%
Open...........................          0.00%         0.00%         0.00%         0.00%         0.00%
-----------------------------------------------------------------------------------------------------
Total..........................        100.00%       100.00%       100.00%       100.00%       100.00%
-----------------------------------------------------------------------------------------------------
Group 2 Balance
  Outstanding (in millions)....       $253.98       $253.52       $252.92       $251.93       $250.42
-----------------------------------------------------------------------------------------------------
% of Initial Group 2 Balance...        100.00%        99.82%        99.58%        99.19%        98.60%
-----------------------------------------------------------------------------------------------------

    PREPAYMENT RESTRICTION           DEC-10        DEC-11        DEC-12        DEC-13        DEC-14        DEC-15
-------------------------------     ---------     ---------     ---------     ---------     ---------     -------

Locked Out.....................          0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
Defeasance.....................         88.10%        87.99%        87.87%        87.74%        87.60%       0.00%
Yield Maintenance..............          8.40%         8.48%         8.56%         8.66%         8.75%       0.00%
Prepayment Premium.............          0.00%         0.00%         0.00%         0.00%         0.00%       0.00%
Open...........................          3.50%         3.53%         3.57%         3.60%         3.65%       0.00%
-----------------------------------------------------------------------------------------------------------------
Total..........................        100.00%       100.00%       100.00%       100.00%       100.00%       0.00%
-----------------------------------------------------------------------------------------------------------------
Group 2 Balance
  Outstanding (in millions)....       $248.72       $246.40       $243.96       $241.36       $238.62       $0.00
-----------------------------------------------------------------------------------------------------------------
% of Initial Group 2 Balance...         97.93%        97.01%        96.05%        95.03%        93.95%       0.00%
-----------------------------------------------------------------------------------------------------------------

*     Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries  describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                    NUMBER OF
                                   MORTGAGE         MORTGAGE                                                % OF
                                     LOAN       LOANS / MORTGAGED    LOAN           CUT-OFF DATE        INITIAL POOL
         LOAN NAME                  SELLER         PROPERTIES        GROUP           BALANCE(1)           BALANCE
---------------------------        --------     -----------------    -----         --------------       ------------

Hyatt Center(2)............        Wachovia            1/1             1           $  162,500,000           6.3%
Westin Casuarina Hotel
  & Spa....................        Wachovia            1/1             1              159,674,199           6.2
Abbey II Pool(3)...........        Wachovia           1/16             1              148,865,000           5.8
Extra Space PRISA Pool
                                   Wachovia           1/35             1              145,000,000           5.7
Extra Space Self Storage
  Portfolio #6.............        Wachovia           19/19            1              101,000,000           3.9
300 Four Falls Corporate
  Center(3)................        Wachovia            1/1             1               72,000,000           2.8
Tiffany Building...........        Wachovia            1/1             1               58,400,000           2.3
Metro Pointe at South
  Coast....................        Wachovia            1/1             1               57,000,000           2.2
Birtcher Portfolio.........        Wachovia            3/6             1               51,120,000           2.0
Eagle Ridge Mall...........        Wachovia            1/1             1               49,895,997           1.9
                                                      -----                        --------------          ----
WA/TOTAL (1-10):...........                           30/82                        $1,005,455,196          39.2%
                                                      =====                        ==============          ====

One & Olney Square(3)......        Wachovia            1/1             1              $43,000,000           1.7%
501 Second Street..........        Wachovia            1/1             1               42,720,000           1.7
Knollwood Mall.............        Wachovia            1/1             1               41,911,510           1.6
Monte Viejo Apartments ....        Wachovia            1/1             1               41,500,000           1.6
Britannia Business
  Center II................        Wachovia            1/1             1               41,000,000           1.6
Residence Inn --
  Beverly Hills, CA........        Wachovia            1/1             1               38,000,000           1.5
Britannia Business
  Center III...............        Wachovia            1/1             1               35,000,000           1.4
Greenery Mall..............        Wachovia            1/1             1               35,000,000           1.4
Park Ridge
  Apartments...............        Wachovia            1/1             2               33,500,000           1.3
Summerhill Pointe
  Apartments...............        Wachovia            1/1             2               33,100,000           1.3
                                                      -----                        --------------          ----
WA / TOTAL (11-20):........                           10/10                        $  384,731,510          15.0%
                                                      -----                        --------------          ----
WA / TOTAL (1-20):.........                           40/92                        $1,390,186,706          54.2%
                                                      =====                        ==============          ====

                                                                      LOAN
                               % OF                                 BALANCE                    CUT-OFF       LTV          WEIGHTED
                              INITIAL                               PER SF/      WEIGHTED       DATE       RATIO AT       AVERAGE
                               GROUP          PROPERTY               UNIT/       AVERAGE         LTV       MATURITY       MORTGAGE
         LOAN NAME            BALANCE           TYPE                  ROOM         DSCR         RATIO       OR ARD          RATE
---------------------------   -------    ------------------         --------     --------      -------     --------       --------

Hyatt Center(2)............    7.0%         Office - CBD            $    221       1.51x         65.0%       60.3%         5.440%
Westin Casuarina Hotel                   Hospitality - Full
  & Spa....................    6.9%            Service              $193,310       1.51x         66.5%       55.7%         5.510%
Abbey II Pool(3)...........    6.4%            Various              $    105       1.29x         74.4%       68.8%         5.190%
Extra Space PRISA Pool
                               6.3%         Self Storage            $     61       2.09x         60.4%       60.4%         4.970%
Extra Space Self Storage
  Portfolio #6.............    4.4%         Self Storage                 $71       1.25x         76.5%       70.9%         5.285%
300 Four Falls Corporate
  Center(3)................    3.1%       Office - Suburban         $    246       1.23x         71.3%       64.0%         5.710%
                                             Mixed Use -
Tiffany Building...........    2.5%       Office/Industrial         $    159       1.20x         80.0%       74.0%         5.330%
Metro Pointe at South
  Coast....................    2.5%       Retail - Anchored         $    148       2.59x         36.1%       29.6%         5.300%
Birtcher Portfolio.........    2.2%       Office - Suburban         $    135       1.25x         79.5%       73.9%         5.570%
Eagle Ridge Mall...........    2.2%       Retail - Anchored         $     98       1.21x         70.1%       58.5%         5.411%
WA/TOTAL (1-10):...........                                                        1.53X         67.8%       61.8%         5.341%

One & Olney Square(3)......    1.9%       Retail - Anchored         $    125       1.23x         77.8%       71.9%         5.120%
501 Second Street..........    1.9%         Office - CBD            $    206       1.24x         60.6%       58.1%         5.400%
Knollwood Mall.............    1.8%       Retail - Anchored         $     90       1.22x         74.8%       62.4%         5.351%
                                            Multifamily -
Monte Viejo Apartments ...     1.8%         Conventional            $ 86,458       1.21x         79.8%       74.1%         5.420%
Britannia Business
  Center II................    1.8%       Office - Suburban         $    148       1.20x         71.3%       66.1%         5.320%
Residence Inn --                       Hospitality - Extended
  Beverly Hills, CA........    1.6%             Stay                $204,301       1.33x         69.0%       62.2%         5.880%
Britannia Business
  Center III...............    1.5%       Office - Suburban         $    183       1.24x         78.7%       72.9%         5.320%
                                             Mixed Use -
Greenery Mall..............    1.5%         Retail/Office           $    160       1.26x         74.5%       65.3%         5.510%
Park Ridge                                  Multifamily -
  Apartments...............   13.2%         Conventional            $ 96,264       1.54x         72.4%       72.4%         5.220%
Summerhill Pointe                           Multifamily -
  Apartments...............   13.0%         Conventional            $ 57,465       1.38x         60.6%       54.5%         5.740%
WA / TOTAL (11-20):........                                                        1.28X         72.0%       66.0%         5.421%
WA / TOTAL (1-20):.........                                                        1.46X         69.0%       63.0%         5.363%

_____________________
(1)   In the case of a concentration of cross-collateralized mortgage loans, the aggregate principal balance.

(2)   The Hyatt Center Loan is part of a split loan structure that includes one pari passu companion loan that is not included in the trust fund. With respect to this mortgage loan, unless otherwise specified, the calculations of LTV ratio, DSC ratio and loan balance per sf/unit/room are based on the aggregate indebtedness of or debt service on, as applicable, such mortgage loan and the related pari passu companion loan.

(3)   The appraised value for each Mortgaged Property is based on an
      "as-stabilized" basis (with respect to Abbey II Pool, 3 Mortgaged
      Properties).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

                       [PICTURES OF HYATT CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

                      [STREET MAP OF HYATT CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $162,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     6.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                          Pritzker Family
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.440%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes
  TI/LC(1)                             $22,973,959

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          $4,908

  ADDITIONAL FINANCING                 Pari Passu Debt             $162,500,000
                                       Mezzanine Debt(2)                $10,000

                                                             PARI PASSU NOTES(3)
                                                             -------------------
CUT-OFF DATE BALANCE                                            $325,000,000
CUT-OFF DATE BALANCE/SF                                             $221
CUT-OFF DATE LTV                                                    65.0%
MATURITY DATE LTV                                                   60.3%
UW DSCR ON NCF                                                      1.51x

(1)   Reserve funded at closing to be used for outstanding TI/LC costs and lease assumption obligations.

(2)   Revolving mezzanine line of credit up to $75,000,000.

(3)   LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of the Hyatt Center Loan and the Hyatt Center
      Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Chicago, IL
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,472,460
OCCUPANCY AS OF OCTOBER 31, 2005                                           78.9%
YEAR BUILT / YEAR RENOVATED                                            2005 / NA
APPRAISED VALUE                                                     $500,000,000
PROPERTY MANAGEMENT                  JONES LANG LASALLE AMERICAS(ILLINOIS), L.P.
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                          $62,158,320
UW TOTAL EXPENSES                                                    $27,938,222
UW NET OPERATING INCOME (NOI)                                        $34,220,099
UW NET CASH FLOW (NCF)                                               $33,175,314

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                           NET      %OF NET                                % OF        DATE OF
                                        RATINGS(1)      RENTABLE    RENTABLE    ACTUAL                    ACTUAL        LEASE
TENANT                              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Mayer, Brown, Rowe & Maw LLP ......      NR/NR/NR         392,534     26.7%     $28.20   $  11,069,459     34.3%          June 2020
Hyatt Corporation .................      NR/NR/NR         292,227     19.8      $29.28       8,557,120     26.5  Multiple Spaces(2)
Goldman, Sachs & Co. ..............     Aa3/A+/AA-        134,049      9.1      $26.12       3,500,815     10.8          April 2020
IBM ...............................      A1/A+/AA-        126,607      8.6      $27.84       3,524,739     10.9         August 2016
Towers, Perrin, Forester & Crosby .      NR/NR/NR          61,034      4.1      $25.00       1,525,850      4.7      September 2016
Non-major tenants .................                       155,780     10.6      $26.29       4,096,109     12.7
Vacant ............................                       310,229     21.1                           0      0.0
                                                        ---------    -----               -------------    -----
TOTAL .............................                     1,472,460    100.0%              $  32,274,092    100.0%
                                                        =========    =====               =============    =====
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, 219,654 SF expire in January 2020, and
      72,573 SF expire in June 2020.

----------------------------------------------------------------------------------------------------------------
                                          LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------
               # OF       WA BASE                                  CUMULATIVE     % OF ACTUAL      CUMULATIVE %
              LEASES      RENT/SF      TOTAL SF     % OF TOTAL      % OF SF          RENT         OF ACTUAL RENT
   YEAR       ROLLING     ROLLING       ROLLING     SF ROLLING*     ROLLING*       ROLLING*          ROLLING*
----------------------------------------------------------------------------------------------------------------

   2005           0       $  0.00             0          0.0%          0.0%           0.0%              0.0%
   2006           0       $  0.00             0          0.0%          0.0%           0.0%              0.0%
   2007           0       $  0.00             0          0.0%          0.0%           0.0%              0.0%
   2008           0       $  0.00             0          0.0%          0.0%           0.0%              0.0%
   2009           0       $  0.00             0          0.0%          0.0%           0.0%              0.0%
   2010           0       $  0.00             0          0.0%          0.0%           0.0%              0.0%
   2011           3       $ 25.85         5,546          0.4%          0.4%           0.4%              0.4%
   2012           3       $ 19.12        14,494          1.0%          1.4%           0.9%              1.3%
   2013           1       $ 25.00         2,343          0.2%          1.5%           0.2%              1.5%
   2014           0       $  0.00             0          0.0%          1.5%           0.0%              1.5%
   2015           4       $ 26.31        65,193          4.4%          5.9%           5.3%              6.8%
Thereafter       36       $ 27.99     1,074,655         73.0%         78.9%          93.2%            100.0%
  Vacant          0            NA       310,229         21.1%        100.0%           0.0%            100.0%
----------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

o     THE LOAN.  The  Mortgage  Loan (the "HYATT  CENTER  LOAN") is secured by a
      first  mortgage   encumbering  an  office  building  located  in  Chicago,
      Illinois.  The Hyatt  Center  Loan  represents  approximately  6.3% of the
      Cut-Off  Date  Pool  Balance.  The Hyatt  Center  Loan was  originated  on
      November 4, 2005,  and has a principal  balance as of the Cut-Off  Date of
      $162,500,000.  The Hyatt Center  Loan,  which is evidenced by a pari passu note dated November 4, 2005, is a portion of a whole loan with an original principal  balance of  $325,000,000.  The other loan  related to the Hyatt
      Center Loan is evidenced by a separate  note,  dated November 4, 2005 (the
      "HYATT CENTER PARI PASSU  LOAN"),  with an original  principal  balance of
      $162,500,000. The Hyatt Center Pari Passu Loan will not be an asset of the
      Trust Fund. The Hyatt Center Pari Passu Loan and the Hyatt Center Loan are
      governed by an intercreditor and servicing  agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described
      in  the  Prospectus   Supplement   under   "DESCRIPTION  OF  THE  MORTGAGE
      POOL--Co-Lender  Loans".  The Hyatt Center Loan provides for interest-only payments  for the  first 60  months of its  term,  and  thereafter,  fixed monthly payments of principal and interest.

      The Hyatt  Center Loan has a  remaining  term of 119 months and matures on
      November 11, 2015. The Hyatt Center Loan may be prepaid on or after August
      11, 2015, and permits defeasance with United States government obligations beginning two years after the closing date.

o     THE  BORROWER.  The borrower is FrankMon  LLC, a special  purpose  entity.
      Legal  counsel to the borrower  delivered a  non-consolidation  opinion in connection  with the  origination of the Hyatt Center Loan. The sponsor is the Pritzker Family. The Pritzker Family controls over $15 billion in real estate  assets,  including  the Hyatt Hotel  chain.  The Hyatt Hotel chain consists of 211 hotels,  totaling over 90,000 rooms,  with locations in 44 countries including 123 in the United States.

o     THE PROPERTY. The Mortgaged Property is an approximately  1,472,460 square foot office building  situated on  approximately  1.4 acres. The Mortgaged
      Property was  constructed  in 2005.  The Mortgaged  Property is located in
      Chicago,  Illinois.  As of October 31, 2005,  the  occupancy  rate for the
      Mortgaged Property securing the Hyatt Center Loan was approximately 78.9%.

      The  largest  tenant  is Mayer,  Brown,  Rowe & Maw LLP  ("MAYER  BROWN"), occupying approximately 392,534 square feet, or approximately 26.7% of the net rentable  area.  Mayer Brown is one of the 10 largest law firms in the world with over 1,300  attorneys  located in 7 major markets in the United
      States and 6 European cities.  The Mayer Brown lease expires in June 2020.
      The second largest tenant is Hyatt  Corporation,  occupying  approximately
      292,227 square feet, or approximately  19.8% of the net rentable area. The
      Hyatt  Corporation  operates  the Hyatt Hotel chain which  consists of 211 hotels,  totaling  over  90,000  rooms,  with  locations  in 44  countries including 123 in the United  States.  The Hyatt  Corporation  has multiple leases,  with  approximately  219,654 square feet expiring in January 2020 and 72,573 square feet expiring in June 2020.  The third largest tenant is
      Goldman,  Sachs & Co.,  occupying  approximately  134,049  square feet, or approximately  9.1% of the net rentable  area.  Goldman,  Sachs & Co. is a global investment banking,  securities and investment management firm that provides a range of services  worldwide to a diversified  client base that includes corporations,  financial  institutions,  governments and high net worth individuals. As of November 29, 2005, Goldman, Sachs & Co. was rated
      "Aa3"  (Moody's),  "A+" (S&P) and "AA--" (Fitch).  The Goldman Sachs lease expires in April 2020.

o     LOCK BOX  ACCOUNT.  All tenant  payments due under the  applicable  tenant leases are deposited into a mortgagee-designated lock box account.

o     MEZZANINE DEBT. A revolving  mezzanine loan with a maximum credit limit up to $75,000,000 ($10,000 currently  outstanding) was originated on November
      4,  2005.  The  mezzanine  loan is not an asset of the  Trust  Fund and is secured by a pledge of the equity interests in the borrower.

o     MANAGEMENT.  Jones Lang LaSalle  Americas  (Illinois),  L.P.  ("JONES LANG
      LASALLE")is the property manager for the Mortgaged  Property  securing the
      Hyatt Center  Loan.  Jones Lang  LaSalle is a leading  global  provider of integrated real estate and money management  services with offices in more than 100 markets on five continents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          WESTIN CASUARINA HOTEL & SPA
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          WESTIN CASUARINA HOTEL & SPA
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          WESTIN CASUARINA HOTEL & SPA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $159,674,199
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     6.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.510%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes
  SEASONALITY                          $227,273

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          $102,017
  SEASONALITY                          $22,727

ADDITIONAL FINANCING                                                        None

                                                                   TRUST ASSET
                                                                  --------------
CUT-OFF DATE BALANCE                                               $159,674,199
CUT-OFF DATE BALANCE/ROOM                                            $193,310
CUT-OFF DATE LTV                                                      66.5%
MATURITY DATE LTV                                                     55.7%
UW DSCR ON NCF                                                        1.51x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Las Vegas, NV
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 826
OCCUPANCY AS OF JULY 31, 2005*                                             74.7%
YEAR BUILT / YEAR RENOVATED                                          1977 / 2002
APPRAISED VALUE                                                     $240,000,000
PROPERTY MANAGEMENT                                  Columbia Sussex Corporation
UW ECONOMIC OCCUPANCY                                                      75.5%
UW REVENUES                                                          $41,767,079
UW TOTAL EXPENSES                                                    $23,663,652
UW NET OPERATING INCOME (NOI)                                        $18,103,427
UW NET CASH FLOW (NCF)                                               $16,432,744

*     Based on the trailing 12-month period ending July 31, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          WESTIN CASUARINA HOTEL & SPA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  WESTIN CASUARINA HOTEL & SPA - LAS VEGAS, NV
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
--------------------------------------------------------------------------------
KING / DOUBLE DOUBLE                                                         816
SUITES                                                                        10
                                                                             ---
  TOTAL                                                                      826
                                                                             ===

CASINO/BALLROOM/SPA SPACES                                           SQUARE FEET
--------------------------------------------------------------------------------
CASINO                                                                    20,000
HIBISCUS SPA                                                              10,000
ACACIA BALLROOM                                                            6,760
MESQUITE BALLROOM                                                          4,926
CASUARINA BALLROOM                                                         3,600
EXECUTIVE BOARDROOM                                                          575
                                                                          ------
  TOTAL                                                                   45,861
                                                                          ======

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
YEAR                                                                 2004 - 2005
LATEST PERIOD                                                      T12-9/30/2005
OCCUPANCY                                                                  74.7%
ADR                                                                      $129.79
REVPAR                                                                    $96.97
UW OCCUPANCY                                                               75.5%
UW ADR                                                                   $133.00
UW REVPAR                                                                $100.41

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          WESTIN CASUARINA HOTEL & SPA
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "WESTIN CASUARINA HOTEL LOAN") is secured by a first  mortgage  encumbering a full service  luxury hotel and casino,
      The Westin Casuarina Hotel & Spa, located in Las Vegas, Nevada. The Westin
      Casuarina  Hotel Loan  represents  approximately  6.2% of the Cut-Off Date
      Pool Balance.  The Westin Casuarina Hotel Loan was originated on September
      15,  2005,  and  has  a  principal  balance  as of  the  Cut-Off  Date  of
      $159,674,199.

      The Westin  Casuarina  Hotel Loan has a  remaining  term of 118 months and matures on  October  11,  2015.  The  Westin  Casuarina  Hotel Loan may be
      prepaid on or after June 11,  2015,  and  permits  defeasance  with United
      States government obligations beginning two years after the closing date.

o     THE BORROWER. The borrower is CP Las Vegas, LLC, a special purpose entity.
      Legal  counsel to the borrower  delivered a  non-consolidation  opinion in connection  with the  origination of the Westin  Casuarina Hotel Loan. The
      sponsor  of  the  borrower  is  Columbia  Sussex  Corporation   ("COLUMBIA
      SUSSEX").  Columbia  Sussex and its  affiliates  own and operate 90 hotels
      (approximately  26,000  rooms),  resorts  and  casinos  in 30  states  and overseas,  including the Horizon Casino Resort in South Lake Tahoe and the
      Westin Casuarina property on Grand Cayman Island.

o     THE PROPERTY.  The Mortgaged  Property is a full-service  luxury hotel and casino,  containing  826 rooms,  15 meeting rooms  containing  over 20,000 square feet of meeting and open function space and an approximately 20,000 square  foot  full-service  casino.  Room  amenities  include  the  Westin
      "Heavenly"   room   amenities.   The   Mortgaged   Property   contains  an
      approximately  10,000 square foot luxury spa and the Westin Reebok fitness center.  Based upon the trailing 12-month period ending July 31, 2005, the occupancy rate for the Mortgaged  Property  securing the Westin  Casuarina
      Hotel Loan was approximately 74.7%.

o     LOCK BOX ACCOUNT.  All revenue with respect to the Mortgaged Property will be deposited into a borrower-designated lockbox account.

o     MANAGEMENT.  Columbia  Sussex is the  property  manager for the  Mortgaged
      Property securing the Westin Casuarina Hotel Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  ABBEY II POOL
--------------------------------------------------------------------------------

                       [PICTURES OF ABBEY II POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  ABBEY II POOL
--------------------------------------------------------------------------------

                         [MAP OF ABBEY II POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  ABBEY II POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $148,865,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                             Donald Abbey
TYPE OF SECURITY                                                         Various
MORTGAGE RATE                                                             5.190%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX                                  Yes
  ENGINEERING                          $425,438
  REPLACEMENT-TI/LC(1)                 $955,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes / Springing
  REPLACEMENT(2)                       Springing
  TI/LC(3)                             Springing

ADDITIONAL FINANCING (4)                                                    None

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $148,865,000
CUT-OFF DATE BALANCE/SF                                                 $105
CUT-OFF DATE LTV                                                       74.4%
MATURITY DATE LTV                                                      68.8%
UW DSCR ON NCF                                                         1.29x

(1)   Letter of Credit.

(2)   In the event the upfront replacement-TI/LC letter of credit is not renewed, a $19,237 monthly replacement reserve will be required.

(3)   In the event the upfront replacement-TI/LC letter of credit is not renewed, a $60,384 monthly TI/LC reserve will be required.

(4)   Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                16
LOCATION                                                              California
PROPERTY TYPE                                                            Various
SIZE (SF)                                                              1,415,100
OCCUPANCY AS OF NOVEMBER 1, 2005                                           87.7%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $200,050,000
PROPERTY MANAGEMENT                             The Abbey Management Company LLC
UW ECONOMIC OCCUPANCY                                                      84.8%
UW REVENUES                                                          $21,370,666
UW TOTAL EXPENSES                                                     $7,762,891
UW NET OPERATING INCOME (NOI)                                        $13,607,775
UW NET CASH FLOW (NCF)                                               $12,650,196

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  ABBEY II POOL
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      ABBEY II POOL SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       ALLOCATED
                                                      ALLOCATED                            NET        CUT-OFF DATE
                                     PROPERTY        CUT-OFF DATE     YEAR BUILT /       RENTABLE       BALANCE
PROPERTY NAME                          TYPE            BALANCE         RENOVATED        AREA (SF)        PER SF        OCCUPANCY*
---------------------------------------------------------------------------------------------------------------------------------

Fletcher Parkway Medical Center...    Office         $ 17,325,000        1985              82,024         $211            95.7%
Upland Freeway Center.............    Retail           15,675,000        1986             116,029         $135            97.0%
Aliso Viejo Commerce Center.......    Retail           15,150,000        1992              64,536         $235           100.0%
Wimbledon Village.................   Mixed Use         13,575,000        1987             123,225         $110            97.5%
Airport One Office Building.......    Office           12,282,500        1988              88,284         $139             0.0%
Cityview Plaza Office Park........    Office           12,000,000        1982             150,263         $ 80            94.8%
Commerce Corporate Center.........    Office           10,125,000     1974 / 1997          67,314         $150            94.3%
Ming Office Park..................    Office            9,600,000        1981             117,827         $ 81            97.1%
Moreno Valley Commerce Center.....   Mixed Use          7,987,500        1986             111,060         $ 72            91.1%
Glendora Commerce Center..........    Retail            7,770,000        1986              70,180         $111            57.5%
La Mirada Commerce Center.........  Industrial          7,312,500        1975              82,011         $ 89            95.7%
Abbey Center......................    Office            5,962,500        1982              66,448         $ 90            91.9%
Arlington II - Riverside..........  Industrial          5,662,500        1976             131,263         $ 43           100.0%
Fresno Airport (Gateway Plaza)....    Office            3,525,000        1980              52,050         $ 68            79.8%
Palm Springs Airport..............    Office            3,112,500        1981              62,986         $ 49           100.0%
Mt. Vernon Commerce Center........    Office            1,800,000        1988              29,600         $ 61            97.3%
                                                     ------------                       ---------
                                                     $148,865,000                       1,415,100         $105            87.7%
                                                     ============                       =========

                                                                                        APPRAISED
                                       UW         UNDERWRITTEN          APPRAISED         VALUE
PROPERTY NAME                       OCCUPANCY     NET CASH FLOW           VALUE          PER SF
-------------------------------------------------------------------------------------------------

Fletcher Parkway Medical Center...    94.5%        $ 1,566,793        $ 23,100,000        $282
Upland Freeway Center.............    95.0%          1,299,722          20,900,000        $180
Aliso Viejo Commerce Center.......    95.0%          1,465,093          20,200,000        $313
Wimbledon Village.................    95.0%          1,356,930          18,100,000        $147
Airport One Office Building.......     0.0%           (247,172)         17,200,000        $195
Cityview Plaza Office Park........    95.0%          1,466,566          16,000,000        $106
Commerce Corporate Center.........    94.3%          1,076,111          13,500,000        $201
Ming Office Park..................    95.0%          1,025,852          12,800,000        $109
Moreno Valley Commerce Center.....    91.4%            762,310          10,650,000        $ 96
Glendora Commerce Center..........    59.0%            441,166          11,100,000        $158
La Mirada Commerce Center.........    96.1%            672,055           9,750,000        $119
Abbey Center......................    92.0%            577,083           7,950,000        $120
Arlington II - Riverside..........    95.0%            505,602           7,550,000        $ 58
Fresno Airport (Gateway Plaza)....    80.0%            247,604           4,700,000        $ 90
Palm Springs Airport..............    95.0%            280,598           4,150,000        $ 66
Mt. Vernon Commerce Center........    95.0%            153,883           2,400,000        $ 81
                                                   -----------        ------------
                                      84.8%        $12,650,196        $200,050,000        $141
                                                   ===========        ============
-------------------------------------------------------------------------------------------------

*     Occupancy date as of November 1, 2005 for all mortgaged properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  ABBEY II POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                                                                               RATINGS*          NET            % OF NET
                                                                               MOODY'S/       RENTABLE          RENTABLE
              TENANT                                PROPERTY                   S&P/FITCH      AREA (SF)            AREA
-------------------------------------------------------------------------------------------------------------------------

Boise Building Solutions............     Arlington II -- Riverside             Ba1/B+/BB        131,263              9.3%
Desert Medical Group, Inc...........     Palm Springs Airport                  NR/NR/NR          56,327              4.0
Processes Unlimitd
   International....................     Ming Office Park                      NR/NR/NR          23,829              1.7
Los Angeles Unified School
   District.........................     Commerce Corporate Center            Aaa/AAA/AAA        22,970              1.6
PIA-SC Insurance Services,
   Inc..............................     Commerce Corporate Center             NR/NR/NR          19,737              1.4
Bank of America.....................     Commerce Corporate Center            Aa2/AA-/AA-        17,748              1.3
Colton Unified School District......     Mt. Vernon Commerce Center            NR/NR/NR          16,703              1.2
Primecare Medical Group.............     Wimbledon Village                     NR/NR/NR          14,636              1.0
IGEE LLC............................     Wimbledon Village                     NR/NR/NR          13,610              1.0
Grossmont Hospital Corp.............     Fletcher Parkway Medical Center       NR/NR/NR          13,331              0.9
Non-major tenants...................                                                            911,597             64.4
Vacant..............................                                                            173,349             12.2
                                                                                              ---------            -----
TOTAL...............................                                                          1,415,100            100.0%
                                                                                              =========            =====

                                                                                 % OF
                                          ACTUAL                                ACTUAL        DATE OF LEASE
                       TENANT            RENT PSF         ACTUAL RENT            RENT           EXPIRATION
------------------------------------------------------------------------------------------------------------

Boise Building Solutions............      $ 4.55          $   597,247              3.2%        February 2008
Desert Medical Group, Inc...........      $13.09              737,153              3.9         November 2011
Processes Unlimitd
   International....................      $16.42              391,377              2.1          January 2008
Los Angeles Unified School
   District.........................      $19.05              437,579              2.3           August 2012
PIA-SC Insurance Services,
   Inc..............................      $20.22              399,100              2.1             July 2006
Bank of America.....................      $38.67              686,352              3.6        September 2008
Colton Unified School District......      $11.40              190,414              1.0             June 2010
Primecare Medical Group.............      $ 9.09              132,970              0.7             June 2007
IGEE LLC............................      $16.32              222,049              1.2          October 2011
Grossmont Hospital Corp.............      $21.12              281,551              1.5        Month to Month
Non-major tenants...................      $16.20           14,764,296             78.4
Vacant..............................                                0              0.0
                                                          -----------            -----
TOTAL...............................                      $18,840,085            100.0%
                                                          ===========            =====
------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------
               # OF       WA BASE                                 CUMULATIVE %                        CUMULATIVE %
              LEASES      RENT/SF     TOTAL SF     % OF TOTAL        OF SF          % OF ACTUAL      OF ACTUAL RENT
   YEAR       ROLLING     ROLLING     ROLLING      SF ROLLING*      ROLLING*       RENT ROLLING*        ROLLING*
-------------------------------------------------------------------------------------------------------------------

   2005          31       $19.59       52,327          3.7%           3.7%              5.4%               5.4%
   2006         114       $17.29      220,775         15.6%          19.3%             20.3%              25.7%
   2007         126       $14.27      278,720         19.7%          39.0%             21.1%              46.8%
   2008          70       $12.59      331,110         23.4%          62.4%             22.1%              68.9%
   2009          47       $15.99      112,603          8.0%          70.4%              9.6%              78.5%
   2010          33       $15.32       96,633          6.8%          77.2%              7.9%              86.4%
   2011          33       $14.35       89,862          6.4%          83.5%              6.8%              93.2%
   2012           4       $20.26       31,336          2.2%          85.7%              3.4%              96.6%
   2013           3       $31.05        9,360          0.7%          86.4%              1.5%              98.1%
   2014           1       $20.16        4,018          0.3%          86.7%              0.4%              98.5%
   2015           4       $20.60       13,279          0.9%          87.6%              1.5%             100.0%
Thereafter        1       $ 0.00        1,728          0.1%          87.8%              0.0%             100.0%
  Vacant          0           NA      173,349         12.2%         100.0%              0.0%             100.0%
-------------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  ABBEY II POOL
--------------------------------------------------------------------------------

o     THE LOANS.  The  Mortgage  Loan (the  "ABBEY II POOL  LOAN") is secured by first  mortgages or first deeds of trust  encumbering  16 retail,  office, industrial or mixed use properties located  California.  The Abbey II Pool
      Loan represent  approximately  5.8% of the Cut-Off Date Pool Balance.  The
      Abbey  II Pool  Loan was  originated  on  September  29,  2005,  and has a principal  balance as of the Cut-Off  Date of  $148,865,000.  The Abbey II
      Pool Loan provides for  interest-only  payments for the first 60 months of its  term,  and  thereafter,  fixed  monthly  payments  of  principal  and interest.

      The Abbey II Pool Loan has a  remaining  term of 118 months and matures on
      October 11,  2015.  The Abbey II Pool Loan may be prepaid on or after July
      11, 2015 and permits defeasance with United States government  obligations beginning two years after the closing date.

o     THE BORROWERS.  The borrowers are 16 Delaware limited liability companies, each a special  purpose  entity.  Legal  counsel to each of the  borrowers delivered a  non-consolidation  opinion in connection with the origination of the Abbey II Pool Loan.  The sponsor of each of the borrowers is Donald
      Abbey,  of The Abbey Company.  Based in Orange  County,  The Abbey Company
      currently owns approximately 42 properties,  consisting of approximately 4 million square feet, all located in Southern or Central California.

o     THE PROPERTIES.  The Mortgaged Properties consist of 9 office buildings, 3 retail  buildings,  2  industrial  buildings  and 2  mixed  use  buildings containing, in the aggregate, approximately,  1,415,100 square feet. As of
      November 1, 2005, the occupancy rate for the Mortgaged Properties securing the Abbey II Pool Loan was approximately 87.7%.

o     LOCK BOX  ACCOUNT.  All tenant  payments due under the  applicable  tenant leases are deposited into a  mortgagor-designated  lockbox account. At any time  during the term of the Abbey II Pool Loan,  (i) if the debt  service coverage ratio,  as computed by the mortgagee,  is less than 1.05x or (ii)
      upon the occurrence of an event of default under the related Mortgage Loan documents,  the  amounts  in  the  lockbox  will  be  swept  daily  into a mortgagee-designated lock box account.

o     PARTIAL  DEFEASANCE.  Each  Mortgaged  Property  may be  released  through partial  defeasance.  The first 25% (by  original  principal  balance)  of
      Mortgaged  Properties  may be  released  with the  deposit  of 100% of the allocated loan amount,  the second 25% (by original  principal balance) of
      Mortgaged  Properties  may be  released  with the  deposit  of 110% of the allocated  loan  amount  and the  remaining  Mortgaged  Properties  may be released with the deposit of 125% of the allocated loan amount.

o     MANAGEMENT. Abbey Management Company, LLC, an affiliate of the sponsor, is the property  manager for the Mortgaged  Properties  securing the Abbey II
      Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                             EXTRA SPACE PRISA POOL
--------------------------------------------------------------------------------

                  [PICTURES OF EXTRA SPACE PRISA POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                             EXTRA SPACE PRISA POOL
--------------------------------------------------------------------------------

             [UNITED STATES MAP OF EXTRA SPACE PRISA POOLS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                             EXTRA SPACE PRISA POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $145,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                           Prudential Property Investment
                                            Separate Account III and Extra Space
                                                                     Storage LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             4.970%
MATURITY DATE                                                    August 11, 2012
AMORTIZATION TYPE                                                  Interest Only
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                             84 / IO
REMAINING TERM / AMORTIZATION                                            80 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX                                  Yes
  ENGINEERING                          $927,248
ONGOING MONTHLY RESERVES
  TAX/INSURANCE*                       Yes / Springing
  REPLACEMENT*                         Springing

ADDITIONAL FINANCING                                                        None

                                                                   TRUST ASSET
                                                                   ------------
CUT-OFF DATE BALANCE                                               $145,000,000
CUT-OFF DATE BALANCE/SF                                                $61
CUT-OFF DATE LTV                                                      60.4%
MATURITY DATE LTV                                                     60.4%
UW DSCR ON NCF                                                        2.09x

*     Ongoing monthly insurance and replacement reserves will be required upon an event of default.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF OF MORTGAGED PROPERTIES                                             35
LOCATION                                                                 Various
PROPERTY TYPE                                                       Self Storage
SIZE (SF)                                                              2,367,932
OCCUPANCY AS OF VARIOUS                                                    81.0%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $240,120,000
PROPERTY MANAGEMENT                                 Extra Space Management, Inc.
UW ECONOMIC OCCUPANCY                                                      78.0%
UW REVENUES                                                          $26,832,877
UW TOTAL EXPENSES                                                    $10,994,273
UW NET OPERATING INCOME (NOI)                                        $15,838,604
UW NET CASH FLOW (NCF)                                               $15,057,846

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                             EXTRA SPACE PRISA POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                 EXTRA SPACE PRISA POOL SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       ALLOCATED
                                                       ALLOCATED                                                        CUT-OFF
                                                        CUT-OFF           YEAR                             NET            DATE
                                                         DATE            BUILT /                         RENTABLE       BALANCE
PROPERTY NAME                                           BALANCE         RENOVATED          UNITS        AREA (SF)        PER SF
--------------------------------------------------------------------------------------------------------------------------------

Extra Space PRISA - Brooklyn, NY                     $ 12,709,204          1989            1,768          111,658        $ 114
Extra Space PRISA - Alexandria, VA                     10,464,339          1988              849           68,465        $ 153
Extra Space PRISA - Hawaiian Gardens, CA                9,239,863          1985            1,147          135,233        $  68
Extra Space PRISA - Miami, FL (Coral Way)               7,425,942          1992              792           75,389        $  99
Extra Space PRISA - Hicksville, NY                      6,856,837          1998              794           81,985        $  84
Extra Space PRISA - Los Angeles, CA
   (North Vine Street)                                  6,641,102          1989              739           46,776        $ 142
Extra Space PRISA - Santa Cruz, CA                      5,917,259          2000              681           66,571        $  89
Extra Space PRISA - Fredericksburg, VA                  5,341,072          1996              679           71,775        $  74
Extra Space PRISA - Santa Fe, NM                        5,261,170          1990              606           83,773        $  63
Extra Space PRISA - Birmingham, AL                      4,884,407          1999              558           60,775        $  80
Extra Space PRISA - Kingston, NY                        4,647,884          1986              727           78,900        $  59
Extra Space PRISA - Ridge, NY                           4,507,660          1995              627           71,200        $  63
Extra Space PRISA - Skokie, IL                          4,346,838       1952 / 1998          625           60,522        $  72
Extra Space PRISA - Gambrills, MD                       4,327,957          1985              568           55,975        $  77
Extra Space PRISA - Tyngsboro, MA                       3,892,776          1983              563           79,200        $  49
Extra Space PRISA - Brookfield, CT                      3,885,450          1988              685           79,665        $  49
Extra Space PRISA - Miami, FL (NW 2nd
   Avenue)                                              3,637,121          1988              896           80,707        $  45
Extra Space PRISA - Aloha, OR                           3,572,843          1987              617           71,310        $  50
Extra Space PRISA - Belleville, MI                      3,563,872          1987              636           85,550        $  42
Extra Space PRISA - Los Angeles, CA
   (Fountain Avenue)                                    3,502,582          1989              511           31,069        $ 113
Extra Space PRISA - Dallas, TX                          3,389,363          1996              671           75,316        $  45
Extra Space PRISA - Mount Laurel, NJ                    3,099,924          1987              367           46,340        $  67
Extra Space PRISA - Spring, TX                          2,964,797          1983              593           70,340        $  42
Extra Space PRISA - Towson, MD                          2,759,044          1966              795           82,875        $  33
Extra Space PRISA - Vancouver, WA                       2,701,296          1988              551           62,730        $  43
Extra Space PRISA - Moreno Valley, CA                   2,554,983          1990              485           44,736        $  57
Extra Space PRISA - Harrison, NJ                        2,502,073          1986              535           29,866        $  84
Extra Space PRISA - Mesa, AZ                            2,201,648          1987              765           79,558        $  28
Extra Space PRISA - Bartlett, TN                        1,776,173          1997              485           69,745        $  25
Extra Space PRISA - Hauppauge, NY                       1,759,398          1995              659           57,030        $  31
Extra Space PRISA - Willoughby, OH                      1,083,548          1996              287           46,800        $  23
Extra Space PRISA - Mentor, OH                          1,027,484          1989              408           75,800        $  14
Extra Space PRISA - Memphis, TN
   (Covington Way)                                        935,385          1984              491           65,454        $  14
Extra Space PRISA - Amsterdam, NY                         863,581          1987              242           27,900        $  31
Extra Space PRISA - Memphis, TN
   (Raleigh-LaGrange Road)                                755,125          1984              315           36,944        $  20
                                                     ------------                         ------        ---------
                                                     $145,000,000                         22,717        2,367,932        $  61
                                                     ============                         ======        =========

                                                                                    UNDERWRITTEN                       APPRAISED
                                                                                        NET                              VALUE
                                                                         UW             CASH            APPRAISED         PER
PROPERTY NAME                                        OCCUPANCY*       OCCUPANCY         FLOW              VALUE           SF
--------------------------------------------------------------------------------------------------------------------------------

Extra Space PRISA - Brooklyn, NY                        77.6%           72.8%        $1,496,696       $ 22,500,000       $ 202
Extra Space PRISA - Alexandria, VA                      86.0%           83.9%         1,138,668         17,380,000       $ 254
Extra Space PRISA - Hawaiian Gardens, CA                81.0%           74.8%           947,802         15,020,000       $ 111
Extra Space PRISA - Miami, FL (Coral Way)               85.4%           88.6%           735,233         11,150,000       $ 148
Extra Space PRISA - Hicksville, NY                      80.4%           88.2%           756,176         11,370,000       $ 139
Extra Space PRISA - Los Angeles, CA
   (North Vine Street)                                  89.3%           82.4%           675,446         10,300,000       $ 220
Extra Space PRISA - Santa Cruz, CA                      90.7%           82.0%           679,381         11,000,000       $ 165
Extra Space PRISA - Fredericksburg, VA                  82.0%           80.7%           546,232          8,300,000       $ 116
Extra Space PRISA - Santa Fe, NM                        88.1%           89.1%           580,648          8,800,000       $ 105
Extra Space PRISA - Birmingham, AL                      86.5%           82.9%           527,872          8,100,000       $ 133
Extra Space PRISA - Kingston, NY                        80.1%           86.0%           494,176          7,600,000       $  96
Extra Space PRISA - Ridge, NY                           78.2%           87.1%           483,999          7,500,000       $ 105
Extra Space PRISA - Skokie, IL                          70.6%           74.8%           350,682          5,500,000       $  91
Extra Space PRISA - Gambrills, MD                       83.5%           76.5%           270,924          7,480,000       $ 134
Extra Space PRISA - Tyngsboro, MA                       77.6%           76.8%           404,826          6,180,000       $  78
Extra Space PRISA - Brookfield, CT                      81.6%           75.5%           439,880          6,600,000       $  83
Extra Space PRISA - Miami, FL (NW 2nd
   Avenue)                                              72.2%           68.6%           400,000          6,200,000       $  77
Extra Space PRISA - Aloha, OR                           88.2%           74.4%           397,780          5,980,000       $  84
Extra Space PRISA - Belleville, MI                      70.0%           71.7%           280,411          5,150,000       $  60
Extra Space PRISA - Los Angeles, CA
   (Fountain Avenue)                                    93.6%           80.8%           363,352          6,390,000       $ 206
Extra Space PRISA - Dallas, TX                          83.7%           79.2%           276,855          4,450,000       $  59
Extra Space PRISA - Mount Laurel, NJ                    85.0%           79.6%           327,057          4,850,000       $ 105
Extra Space PRISA - Spring, TX                          84.3%           83.4%           269,333          3,970,000       $  56
Extra Space PRISA - Towson, MD                          69.3%           56.8%           277,905          5,550,000       $  67
Extra Space PRISA - Vancouver, WA                       85.0%           80.6%           313,945          4,640,000       $  74
Extra Space PRISA - Moreno Valley, CA                   89.9%           83.1%           270,923          4,560,000       $ 102
Extra Space PRISA - Harrison, NJ                        83.5%           88.9%           298,089          4,300,000       $ 144
Extra Space PRISA - Mesa, AZ                            81.9%           76.1%           237,786          3,850,000       $  48
Extra Space PRISA - Bartlett, TN                        82.8%           71.7%           159,491          2,950,000       $  42
Extra Space PRISA - Hauppauge, NY                       74.2%           71.7%           193,402          3,300,000       $  58
Extra Space PRISA - Willoughby, OH                      85.7%           77.9%            86,102          1,800,000       $  38
Extra Space PRISA - Mentor, OH                          75.7%           61.3%           102,889          2,500,000       $  33
Extra Space PRISA - Memphis, TN
   (Covington Way)                                      73.4%           61.1%            92,900          2,000,000       $  31
Extra Space PRISA - Amsterdam, NY                       80.6%           74.6%            83,090          1,300,000       $  47
Extra Space PRISA - Memphis, TN
   (Raleigh-LaGrange Road)                              77.8%           72.1%            97,893          1,600,000       $  43
                                                                                    -----------       ------------
                                                        81.0%           78.0%       $15,057,846       $240,120,000       $ 101
                                                                                    ===========       ============
--------------------------------------------------------------------------------------------------------------------------------

*     Occupancy date as of April 30, 2005 for all mortgaged properties, except for Skokie, IL., Mentor, OH and Memphis, TN (Raleigh-LaGrange Road), which each have an occupancy date of March 31, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                             EXTRA SPACE PRISA POOL
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "EXTRA SPACE PRISA POOL LOAN") is secured by first  mortgages  or first deeds of trust  encumbering  35 self storage properties located in New York (6), California (5), Tennessee (3), Florida
      (2),  Maryland  (2), New Jersey (2),  Texas (2),  Ohio (2),  Virginia (2),
      Alabama (1),  Arizona (1),  Connecticut (1),  Illinois (1),  Massachusetts
      (1),  Michigan (1), New Mexico (1),  Oregon (1) and  Washington  (1) . The
      Extra Space PRISA Pool Loan represents  approximately  5.7% of the Cut-Off
      Date Pool Balance.  The Extra Space PRISA Pool Loan was originated on July
      14,  2005,  and  has  a  principal  balance  as of  the  Cut-Off  Date  of
      $145,000,000.  The Extra Space PRISA Pool Loan provides for  interest-only payments for the entire loan term.

      The Extra  Space  PRISA  Pool Loan has a  remaining  term of 80 months and matures on August 11, 2012. The Extra Space PRISA Pool Loan may be prepaid with the payment of a yield  maintenance  charge after  December 11, 2007, or, at the  borrowers'  election,  permits  defeasance  with United States government  obligations  beginning two years after the closing  date.  The
      Extra  Space  PRISA  Pool Loan may be  prepaid  on or after May 11,  2012, without the payment of a yield maintenance charge.

o     THE BORROWERS. The borrowers are ESS PRISA III Owner LLC and ESS PRISA III
      TX LP,  each a  special  purpose  entity.  Legal  counsel  to  each of the borrowers  delivered a  non-consolidation  opinion in connection  with the origination  of the Extra  Space  PRISA Pool  Loan.  The  sponsors  of the borrowers are the  Prudential  Property  Investment  Separate  Account III
      ("Prudential") and Extra Space Storage LLC ("EXTRA SPACE").  Prudential is
      investing through its Prudential  Property Investment Separate Account III
      Fund,  a fund that  specializes  in real estate  investments.  Extra Space
      Storage  LLC (NYSE:  EXR) is a publicly  traded self  storage  REIT with a geographically  diverse  portfolio of  approximately  630 properties in 34 states and the District of Columbia.

o     THE  PROPERTIES.  The  Mortgaged  Properties  consist  of 35 self  storage facilities containing,  in the aggregate,  approximately  2,367,932 square feet.  As of April 30, 2005 (or,  with respect to 3 Mortgaged  Properties,
      March 31, 2005), the occupancy rate for the Mortgaged  Properties securing the Extra Space PRISA Pool Loan was approximately 81.0%.

o     LOCKBOX ACCOUNT. The loan documents do not require a lockbox account.

o     PARTIAL  RELEASE.  The Mortgaged  Properties  may be released upon (i) the payment of 115% of the related  allocated  loan amount  (including a yield maintenance  premium),  (ii) the remaining  Mortgaged  Properties having a
      2.00x debt  service  coverage  ratio and (iii) a minimum  of 20  Mortgaged
      Properties must continue to secure the Extra Space PRISA Pool Loan.

o     SUBSTITUTION.  The Extra Space PRISA Pool Loan permits the  borrowers  the right to substitute a Mortgaged Property for other properties of like kind and  quality.  Any  substitution  will  have to meet  certain  conditions, including  loan-to-value  tests and debt service coverage tests. See "RISK
      FACTORS--Substitution of Mortgaged Properties May Lead to Increased Risks"
      in the Prospectus Supplement.

o     MANAGEMENT.  Extra Space Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space
      PRISA Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #6
--------------------------------------------------------------------------------

          [PICTURES OF EXTRA SPACE SELF STORAGE PORTFOLIO # 6 OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #6
--------------------------------------------------------------------------------

      [UNITED STATES MAP OF EXTRA SPACE SELF STORAGE PORTFOLIO #6 OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $101,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.9%
NUMBER OF MORTGAGE LOANS                                                      19
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                  Extra Space Storage LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.285%
MATURITY DATE                                                    August 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          116 / 360
LOCKBOX*                                                               Springing

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes
  ENGINEERING                          $800,376

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          $33,907

ADDITIONAL FINANCING                                                        None

                                                                   TRUST ASSET
                                                                  -------------
CUT-OFF DATE BALANCE                                               $101,000,000
CUT-OFF DATE BALANCE/SF                                                $71
CUT-OFF DATE LTV                                                      76.5%
MATURITY DATE LTV                                                     70.9%
UW DSCR ON NCF                                                        1.25x

*     Lockbox is required upon the occurrence of an event of default or if the debt service coverage ratio, as computed by the mortgagee, is less than
      1.15x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                19
LOCATION                                                                 Various
PROPERTY TYPE                                                       Self Storage
SIZE (SF)                                                              1,428,594
OCCUPANCY AS OF VARIOUS                                                    81.1%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $131,970,000
PROPERTY MANAGEMENT                                   Extra Space Management LLC
UW ECONOMIC OCCUPANCY                                                      78.7%
UW REVENUES                                                          $15,103,816
UW TOTAL EXPENSES                                                     $6,285,629
UW NET OPERATING INCOME (NOI)                                         $8,818,187
UW NET CASH FLOW (NCF)                                                $8,411,297

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #6
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                        EXTRA SPACE SELF STORAGE PORTFOLIO #6 SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CUT-OFF
                                                                                                            DATE
                                                   CUT-OFF                                                BALANCE
                                                    DATE          YEAR                  NET RENTABLE        PER
PROPERTY NAME                                      BALANCE       BUILT      UNITS        AREA (SF)           SF         OCCUPANCY*
----------------------------------------------------------------------------------------------------------------------------------

Extra Space -- Marina Del Ray, CA .........     $ 18,400,000      1987      1,260          113,706          $162          91.7%
Extra Space -- Chatsworth, CA .............       11,200,000      1974        832          103,213          $109          80.5%
Extra Space -- Philadelphia, PA ...........        9,000,000      1902      1,687          104,472          $ 86          67.5%
Extra Space -- Cordova, TN ................        6,900,000      1998        735           89,315          $ 77          93.1%
Extra Space -- Long Beach, CA .............        6,200,000      1986        610           68,355          $ 91          81.7%
Extra Space -- Miami, FL ..................        6,100,000      1988        974           77,346          $ 79          80.2%
Extra Space -- Naples, FL .................        5,400,000      1986        666           81,640          $ 66          94.9%
Extra Space -- Burke, VA ..................        5,100,000      1997        730           75,525          $ 68          58.8%
Extra Space -- Dallas, TX .................        4,400,000      1997        543           65,500          $ 67          80.0%
Extra Space -- Las Vegas, NV ..............        3,900,000      2001        809           74,625          $ 52          87.0%
Extra Space -- Columbus, OH
   (Kenny Road) ...........................        3,800,000      1997        442           62,308          $ 61          80.8%
Extra Space -- Houston, TX ................        3,400,000      1996        499           56,965          $ 60          76.0%
Extra Space -- Plano, TX ..................        3,300,000      1995        626           77,900          $ 42          79.7%
Extra Space -- Memphis TN
   (Winchester Road) ......................        3,100,000      1997        648           78,724          $ 39          82.6%
Extra Space -- West Palm Beach,
   FL .....................................        2,600,000      1987        557           51,755          $ 50          93.9%
Extra Space -- Austin, TX .................        2,400,000      1997        483           57,450          $ 42          81.9%
Extra Space -- North Highlands, CA
                                                   2,200,000      1986        544           66,250          $ 33          76.6%
Extra Space -- Memphis, TN (Mount
   Moriah Terrace) ........................        2,100,000      1982        693           73,770          $ 28          75.8%
Extra Space -- Columbus, OH
   (Schofield Drive) ......................        1,500,000      1995        403           49,775          $ 30          74.4%
                                                ------------                ------        ---------
                                                $101,000,000                13,741        1,428,594         $ 71          81.1%
                                                ============                ======        =========
--------------------------------------------------------------------------------------------------------------------------------

                                                             UNDERWRITTEN                     APPRAISED      CUT-OFF
                                                  UW           NET CASH         APPRAISED       VALUE         DATE
PROPERTY NAME                                  OCCUPANCY         FLOW             VALUE         PER SF         LTV        DSCR
-------------------------------------------------------------------------------------------------------------------------------

Extra Space -- Marina Del Ray, CA .........      88.1%        $1,617,985      $ 24,000,000       $211         76.7%       1.32x
Extra Space -- Chatsworth, CA .............      80.7%           891,689        13,950,000       $135         80.3%       1.20x
Extra Space -- Philadelphia, PA ...........      85.6%           715,553        11,680,000       $112         77.1%       1.20x
Extra Space -- Cordova, TN ................      85.1%           550,687         8,900,000       $100         77.5%       1.20x
Extra Space -- Long Beach, CA .............      78.3%           495,631         8,000,000       $117         77.5%       1.20x
Extra Space -- Miami, FL ..................      81.7%           538,565         7,900,000       $102         77.2%       1.33x
Extra Space -- Naples, FL .................      77.4%           480,663         7,000,000       $ 86         77.1%       1.34x
Extra Space -- Burke, VA ..................      52.9%           421,834         6,700,000       $ 89         76.1%       1.24x
Extra Space -- Dallas, TX .................      77.0%           371,288         5,750,000       $ 88         76.5%       1.27x
Extra Space -- Las Vegas, NV ..............      81.2%           337,776         5,100,000       $ 68         76.5%       1.30x
Extra Space -- Columbus, OH
   (Kenny Road) ...........................      82.4%           305,263         4,900,000       $ 79         77.6%       1.21x
Extra Space -- Houston, TX ................      83.9%           278,050         4,410,000       $ 77         77.1%       1.23x
Extra Space -- Plano, TX ..................      65.7%           266,474         4,340,000       $ 56         76.0%       1.21x
Extra Space -- Memphis TN
   (Winchester Road) ......................      77.2%           249,399         4,000,000       $ 51         77.5%       1.21x
Extra Space -- West Palm Beach,
   FL .....................................      70.0%           208,025         3,350,000       $ 65         77.6%       1.20x
Extra Space -- Austin, TX .................      84.5%           205,084         3,160,000       $ 55         75.9%       1.28x
Extra Space -- North Highlands, CA
                                                 75.4%           189,441         3,380,000       $ 51         65.1%       1.29x
Extra Space -- Memphis, TN (Mount
   Moriah Terrace) ........................      75.4%           167,768         2,850,000       $ 39         73.7%       1.20x
Extra Space -- Columbus, OH
   (Schofield Drive) ......................      85.4%           120,123         2,600,000       $ 52         57.7%       1.20x
                                                              ----------      ------------
                                                 78.7%        $8,411,297      $131,970,000       $ 92         76.5%       1.25X
                                                              ==========      ============
-------------------------------------------------------------------------------------------------------------------------------

*     Occupancy as of date of April 30, 2005 for all properties, except for
      Columbus, OH (Kenny Road), which has an occupancy date of March 31, 2005, and Naples, FL and Cordova, TN, which each have an occupancy date of June
      30, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                      EXTRA SPACE SELF STORAGE PORTFOLIO #6
--------------------------------------------------------------------------------

o     THE LOAN. The 19 Mortgage  Loans (the "EXTRA SPACE SELF STORAGE  PORTFOLIO
      #6  LOANS")  are  secured  by  first  mortgages  or  first  deeds of trust encumbering 19 self storage  properties  located in California  (4), Texas
      (4),  Florida (3),  Tennessee (3), Ohio (2), Nevada (1),  Pennsylvania (1)
      and  Virginia  (1).  The  Extra  Space  Self  Storage  Portfolio  #6 Loans
      represent  approximately 3.9% of the Cut-Off Date Pool Balance.  The Extra
      Space Self Storage  Portfolio #6 Loans were  originated  on July 14, 2005, and  have  an  aggregate  principal  balance  as of the  Cut-Off  Date  of
      $101,000,000.   Each  Extra  Space  Self  Storage  Portfolio  #6  Loan  is
      cross-collateralized  and  cross-defaulted  with each of the  other  Extra
      Space Self Storage  Portfolio #6 Loans, and no release is permitted.  Each
      Extra Space Self  Storage  Portfolio #6 Loan  provides  for  interest-only payments  during the first 60 months of its term,  and  thereafter,  fixed monthly payments of principal and interest.

      The Extra Space Self Storage  Portfolio #6 Loans have a remaining  term of
      116 months and mature on August 11,  2015.  The Extra  Space Self  Storage
      Portfolio  #6 Loans may be prepaid on or after June 11,  2015,  and permit defeasance with United States government  obligations  beginning two years after the closing date.

o     THE  BORROWERS.  The  borrower  for 15 of the  Extra  Space  Self  Storage
      Portfolio  #6  Loans  is  Extra  Space  Properties  Fifty  One LLC and the
      borrower for 4 of the Extra Space Self Storage Portfolio #6 Loans is Extra
      Space of Texas Eleven LP, each a special purpose entity.  Legal counsel to each of the borrowers delivered a non-consolidation  opinion in connection with the  origination of the Extra Space Self Storage  Portfolio #6 Loans.
      The  sponsor of the  borrowers  is Extra  Space  Storage  LLC,  one of the largest operators of self storage  facilities in the United States.  Extra
      Space Storage LLC (NYSE:  EXR) is a publicly traded self storage REIT with a geographically  diverse  portfolio of approximately 630 properties in 34 states and the District of Columbia.

o     THE  PROPERTIES.  The  Mortgaged  Properties  consist  of 19 self  storage facilities containing,  in the aggregate,  approximately  1,428,594 square feet. As of April 30, 2005 (or with respect to 1 Mortgaged Property, March
      31, 2005, and with respect to 2 Mortgaged Properties,  June 30, 2005), the occupancy rate for the Mortgaged  Properties securing the Extra Space Self
      Storage Portfolio #6 Loans was approximately 81.1%.

o     LOCK BOX  ACCOUNT.  At any time  during  the term of the Extra  Space Self
      Storage  Portfolio #6 Loans,  (i) if the debt service  coverage  ratio, as computed  by  the  mortgagee,  is  less  than  1.15x  for a  period  of 12 consecutive  months or (ii)  upon the  occurrence  of an event of  default under the related  Mortgage Loan  documents,  the borrower must notify the tenants that any and all tenant  payments due under the applicable  tenant leases will be directly  deposited  into a  mortgagee-designated  lock box account.

o     MANAGEMENT.  Extra Space  Management LLC, an affiliate of the sponsor,  is the property manager for the Mortgaged Properties securing the Extra Space
      Self Storage Portfolio #6 Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                         300 FOUR FALLS CORPORATE CENTER
--------------------------------------------------------------------------------

              [PICTURES OF 300 FOUR FALLS CORPORATE CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                         300 FOUR FALLS CORPORATE CENTER
--------------------------------------------------------------------------------

                [MAP OF 300 FOUR FALLS CORPORATE CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                         300 FOUR FALLS CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $72,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Triple Net Properties, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.710%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
  TI/LC                                $1,000,000
  OCCUPANCY(2)                         $3,000,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  TI/LC                                $30,477
  REPLACEMENT                          $29,258

                                                                           Up to
ADDITIONAL FINANCING               Secured Subordinate               $17,000,000

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $72,000,000
CUT-OFF DATE BALANCE/SF                                                $246
CUT-OFF DATE LTV                                                       71.3%
MATURITY DATE LTV                                                      64.0%
UW DSCR ON NCF                                                         1.23x

(1)   Lockbox is required (i) upon the occurrence of an event of default or if the debt service coverage ratio, as computed by the mortgage, is less than
      1.15x or (ii) if the 300 Four Falls Corporate Center Subordinate Loan is
      not fully repaid within 90 days after the origination date.

(2)   To be released upon the Mortgaged Property achieving a 93% occupancy rate at certain minimum rates described in the loan documents.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                           West Conshohocken Borough, PA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                292,575
OCCUPANCY(1) AS OF AUGUST 12, 2005                                         84.9%
YEAR BUILT / YEAR RENOVATED                                            2003 / NA
APPRAISED VALUE(2)                                                  $101,000,000
PROPERTY MANAGEMENT                                           BPG Management Co.
UW ECONOMIC OCCUPANCY                                                      93.0%
UW REVENUES                                                           $8,975,962
UW TOTAL EXPENSES                                                     $2,565,064
UW NET OPERATING INCOME (NOI)                                         $6,410,898
UW NET CASH FLOW (NCF)                                                $6,163,565

(1)   Occupancy includes space that has been leased but the related tenant has not taken occupancy.

(2)   As-stabilized. The "as-is" value set forth in the appraisal is
      $97,000,000.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                         300 FOUR FALLS CORPORATE CENTER
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET                                                DATE OF
                                  RATINGS(1)       RENTABLE    RENTABLE    ACTUAL                     % OF              LEASE
           TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT   ACTUAL RENT       EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

John Templeton Foundation ..        A2/A/NR           43,711      14.9%    $31.25    $ 1,366,175       17.9%           October 2015
EMC Corporation ............       NR/BBB/NR          38,962      13.3     $29.25      1,139,639       14.9                May 2010
The Judge Group ............       NR/NR/NR           31,103      10.6     $29.05        903,625       11.8     Multiple Spaces (2)
GCA Services Group, Inc ....       NR/NR/NR           26,105       8.9     $36.93        964,058       12.6            January 2016
Trammel Crow ...............       NR/NR/NR           25,924       8.9     $29.30        759,573        9.9               June 2010
ECMB .......................       NR/NR/NR           21,534       7.4     $29.44        633,961        8.3           December 2011
Citigroup, Inc .............      Aa1/AA-/AA+         14,827       5.1     $29.97        444,365        5.8              March 2015
Non-major tenants ..........                          46,369      15.8     $31.03      1,438,791       18.8
Vacant .....................                          44,040      15.1                         0        0.0
                                                     -------     -----               -----------      -----
TOTAL ......................                         292,575     100.0%              $ 7,650,187      100.0%
                                                     =======     =====               ===========      =====
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, approximately 7,462 SF expire in
      December 2010, and approximately 23,641 SF expire in October 2014.

---------------------------------------------------------------------------------------------------------------
                                           LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------
                                                                                                    CUMULATIVE
                               WA BASE                 % OF TOTAL     CUMULATIVE     % OF ACTUAL    % OF ACTUAL
               # OF LEASES     RENT/SF     TOTAL SF        SF          % OF SF          RENT           RENT
   YEAR          ROLLING       ROLLING     ROLLING      ROLLING*       ROLLING*       ROLLING*       ROLLING*
---------------------------------------------------------------------------------------------------------------

   2005             0          $  0.00           0         0.0%           0.0%            0.0%           0.0%
   2006             0          $  0.00           0         0.0%           0.0%            0.0%           0.0%
   2007             1          $  5.43       1,327         0.5%           0.5%            0.1%           0.1%
   2008             1          $ 36.99       1,316         0.4%           0.9%            0.6%           0.7%
   2009             0          $  0.00           0         0.0%           0.9%            0.0%           0.7%
   2010             6          $ 29.85      84,334        28.8%          29.7%           32.9%          33.6%
   2011             1          $ 29.44      21,534         7.4%          37.1%            8.3%          41.9%
   2012             5          $ 31.40      18,439         6.3%          43.4%            7.6%          49.5%
   2013             0          $  0.00           0         0.0%          43.4%            0.0%          49.5%
   2014             3          $ 29.12      30,363        10.4%          53.8%           11.6%          61.0%
   2015             6          $ 30.96      65,117        22.3%          76.0%           26.4%          87.4%
Thereafter          2          $ 36.93      26,105         8.9%          84.9%           12.6%         100.0%
  Vacant            0               NA      44,040        15.1%         100.0%            0.0%         100.0%
---------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                         300 FOUR FALLS CORPORATE CENTER
--------------------------------------------------------------------------------

o     THE LOAN.  The  Mortgage  Loan (the "300 FOUR FALLS LOAN") is secured by a first mortgage encumbering an office building located in West Conshohocken
      Borough,  Pennsylvania.  The 300 Four Falls Loan represents  approximately
      2.8% of the  Cut-Off  Date Pool  Balance.  The 300 Four Falls Loan will be originated  on or about  December  13,  2005,  and will  have a  principal balance as of the  Cut-Off  Date of  $72,000,000.  The 300 Four Falls Loan
      provides for  interest-only  payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

      The 300 Four Falls Loan has a remaining  term of 120 months and matures on
      January  11,  2016.  The 300 Four  Falls  Loan may be  prepaid on or after
      November 11, 2015, and permits  defeasance  with United States  government obligations beginning two years after the closing date.

o     THE  BORROWERS.  The borrowers  will consist of up to 35  tenant-in-common special purpose entities and will be managed by Triple Net Properties, LLC
      ("TRIPLE   NET").   Legal  counsel  to  the   borrowers   will  deliver  a
      non-consolidation  opinion in connection  with the  origination of the 300
      Four Falls  Loan.  Triple Net is the  sponsor of the  borrowers,  and is a nationally  active syndicator of  tenant-in-common  real estate investment structures.  Triple Net currently has  approximately  21,845 investors who own 119  properties  with a market  value in excess of $2.9  billion in 21
      states.   Triple  Net  is  currently   under   investigation   by  certain
      governmental  agencies.  See "Risk Factors -- Litigation  May Have Adverse
      Effects on Borrowers" in the Prospectus Supplement.

o     THE PROPERTY.  The Mortgaged  Property is an approximately  292,575 square foot office building  situated on  approximately  4.5 acres. The Mortgaged
      Property was  constructed  in 2003.  The Mortgaged  Property is located in
      West     Conshohocken      Borough,      Pennsylvania,      within     the
      Philadelphia-Camden-Wilmington,  Pennsylvania-New Jersey-Delaware-Maryland
      metropolitan  statistical  area. As of August 12, 2005, the occupancy rate
      for  the  Mortgaged   Property  securing  the  300  Four  Falls  Loan  was
      approximately 84.9%.

      The largest tenant is John Templeton Foundation,  occupying  approximately
      43,711 square feet, or  approximately  14.9% of the net rentable area. The
      John Templeton  Foundation was  established in 1987 by Sir John Templeton, to fund and carry out research in the areas of morality and  spirituality.
      As of November  29, 2005,  the John  Templeton  Foundation  was rated "A2"
      (Moody's) and "A" (S&P).  The John Templeton  Foundation  lease expires in
      October 2015;  however,  the John  Templeton  Foundation has the option to terminate  all of its leased  space in October  2010 upon 12 months  prior written  notice to the  sponsor  and  payment  of all  unamortized  tenant improvement and leasing commission,  free rent and professional costs. The second largest tenant is EMC Corporation ("EMC"),  occupying approximately
      38,962  square feet,  or  approximately  13.3% of the net  rentable  area.
      Established  in  1979,  EMC is one of the  world's  leading  providers  of products,  services and solutions for information  storage and management.
      As of November 29, 2005, EMC was rated "BBB" (S&P).  The EMC lease expires in May 2010.  The third  largest  tenant  is The  Judge  Group,  occupying approximately  31,103  square  feet,  or  approximately  10.6%  of the net rentable  area. The Judge Group was founded in 1970 by Martin E. Judge Jr.
      and is a global  services  provider of human  capital  management,  talent acquisition,  training  services and business  technology  solutions.  The
      Judge  Group  lease  expires in  various  years with  23,641  square  feet expiring in October 2014 and 7,462 expiring in December 2010.

o     LOCK BOX ACCOUNT.  At any time during the term of the 300 Four Falls Loan,
      (i) upon the occurrence of an event of default under the loan documents or if the debt service coverage ratio, as computed by the mortgagee,  is less than  1.15x or (ii) if the 300 Four  Falls  Subordinate  Loan is not fully repaid within 90 days after  origination  of the 300 Four Falls Loan,  the borrower  must notify the  tenants  that any and all tenant  payments  due under the  applicable  tenant  leases shall be directly  deposited  into a mortgagee-designated lock box account.

o     SUBORDINATE  DEBT. A subordinate  loan in an amount up to $17,000,000 will be originated on or about December 13, 2005. The  subordinate  loan is not an asset of the Trust Fund and is secured by a subordinate mortgage.

o     MANAGEMENT.  BPG Management Co. ("BPG"),  an affiliate of the sponsor,  is the  property  manager for the  Mortgaged  Property  securing the 300 Four
      Falls Loan. BPG is based in the greater Philadelphia area and is an active national owner, property manager and developer of commercial real estate.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                TIFFANY BUILDING
--------------------------------------------------------------------------------

                     [PICTURES OF TIFFANY BUILDING OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                TIFFANY BUILDING
--------------------------------------------------------------------------------

                        [MAP OF TIFFANY BUILDING OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                TIFFANY BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $58,400,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                              Capital Lease Funding, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.330%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                            ARD
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                        120 / Varies
REMAINING TERM / AMORTIZATION                                       118 / Varies
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                      None

ONGOING MONTHLY RESERVES
  TAX/INSURANCE*                       Springing

ADDITIONAL Financing                   B-Note                         $4,514,441

                                                                 WHOLE MORTGAGE
                                       TRUST ASSET                    LOAN
                                       -----------               --------------
CUT-OFF DATE BALANCE                   $58,400,000                $62,914,441
CUT-OFF DATE BALANCE/SF                   $159                        $171
CUT-OFF DATE LTV                          80.0%                      86.2%
MATURITY DATE LTV                         74.0%                      74.0%
UW DSCR ON NCF                            1.20x                      1.05x

*     Ongoing monthly tax insurance reserves will be required upon (i) an event of default, (ii) the tenant not being required to make tax or insurance payments or (iii) mortgagee failing to receive notice that such amounts have been timely paid.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Parsippany, NJ
PROPERTY TYPE                                     Mixed Use -- Office/Industrial
SIZE (SF)                                                                367,740
OCCUPANCY AS OF SEPTEMBER 28, 2005                                        100.0%
YEAR BUILT / YEAR RENOVATED                                          1996 / 2002
APPRAISED VALUE                                                      $73,000,000
PROPERTY MANAGEMENT                                                 Self Managed
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES                                                           $4,797,000
UW TOTAL EXPENSES                                                        $47,970
UW NET OPERATING INCOME (NOI)                                         $4,749,030
UW NET CASH FLOW (NCF)                                                $4,726,966

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                TIFFANY BUILDING
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            % OF
                               RATINGS*         NET RENTABLE     % OF NET        ACTUAL                    ACTUAL    DATE OF LEASE
    TENANT                 MOODY'S/S&P/FITCH     AREA (SF)     RENTABLE AREA    RENT PSF    ACTUAL RENT     RENT       EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Tiffany and Company ....       NR/A-/NR           367,740          100.0%        $13.04     $ 4,797,000     100.0%   September 2025
Vacant .................                                0            0.0                              0       0.0
                                                  -------          -----                    -----------     -----
TOTAL ..................                          367,740          100.0%                   $ 4,797,000     100.0%
                                                  =======          =====                    ===========     =====
-----------------------------------------------------------------------------------------------------------------------------------

*     S&P assigned a private letter rating to Tiffany & Co. of "A-". Tiffany &
      Co. guarantees the subject lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                TIFFANY BUILDING
--------------------------------------------------------------------------------

o     THE LOAN: The Mortgage Loan (the "TIFFANY  BUILDING LOAN") is secured by a first mortgage  encumbering an office and industrial  facility  located in
      Parsippany, New Jersey. The Tiffany Building Loan represents approximately
      2.3% of the  Cut-Off  Date Pool  Balance.  The Tiffany  Building  Loan was
      originated  on September 28, 2005,  and has a principal  balance as of the
      Cut-Off Date of $58,400,000. The Tiffany Building Loan, which is evidenced by a senior note dated  September  28,  2005,  is the senior  portion of a whole  loan  with  an  original  principal  balance  of  $62,984,621.  The companion  loan  related to the Tiffany  Building  Loan is  evidenced by a separate  subordinate  note dated  September 28, 2005, with a Cut-Off Date
      Balance of $4,514,441 (the "TIFFANY BUILDING COMPANION LOAN"). The Tiffany
      Building  Companion  Loan  will  not be an asset of the  Trust  Fund.  The
      Tiffany  Building  Loan and the Tiffany  Building  Companion  Loan will be governed by an intercreditor and servicing agreement,  as described in the
      Prospectus  Supplement under "DESCRIPTION OF THE MORTGAGE  POOL--Co-Lender
      Loans"  and will be  serviced  pursuant  to the terms of the  pooling  and servicing agreement.  The Tiffany Building Loan provides for interest-only payments  for the  first 60  months of its  term,  and  thereafter,  fixed monthly payments of principal and interest.

      The  Tiffany  Building  Loan has a  remaining  term of 118  months  to its anticipated  repayment date of October 11, 2015. The Tiffany Building Loan may be prepaid on or after August 11, 2015,  and permits  defeasance  with
      United States government obligations beginning two years after the closing date.

o     THE  BORROWER:  The  borrower  is CLF Sylvan  Way LLC,  a special  purpose entity.  Legal  counsel  to the  borrower  delivered  a  non-consolidation opinion in connection with the  origination of the Tiffany  Building Loan.
      The sponsor is Capital  Lease  Funding,  Inc.,  a real  estate  investment trust.  Capital  Lease  Funding,  Inc.  (through its  affiliate)  owns and finances  commercial  properties leased to high credit quality tenants and has  structured  and closed  approximately  $2.5 billion in  credit-tenant lease transactions.

o     THE PROPERTY:  The Mortgaged  Property is an approximately  367,740 square foot office and industrial  facility situated on approximately 40.7 acres.
      The Mortgaged  Property was constructed in 1996 and expanded and renovated in 2002.  The  Mortgaged  Property is located in  Parsippany,  New Jersey, within the New York-Northern New Jersey-Long Island, NY-NJ-PA metropolitan statistical  area.  As of September 28, 2005,  the occupancy  rate for the
      Mortgaged Property securing the Tiffany Building Loan was 100.0%.

      The sole tenant is Tiffany & Company , occupying  367,740  square feet, or the entire net rentable area.  Tiffany & Company is the primary  operating subsidiary  of  Tiffany  & Co.  (NYSE:TIF)  and  engages  in  the  design,
      manufacture,   and  retailing  of  fine  jewelry,   timepieces,   sterling
      silverware,  china, stationery,  fragrances, and personal accessories. The
      Tiffany & Company lease expires in September 2025.

o     LOCKBOX:  All tenant  payments due under the tenant's  lease are deposited into a mortgagee-designated lock box account.

o     HYPER-AMORTIZATION:  Commencing  on  the  anticipated  repayment  date  of
      October 11, 2015, if the Tiffany  Building  Loan is not paid in full,  the
      Tiffany  Building  Loan enters into a  hyper-amortization  period  through
      October 11, 2025.  The interest rate  applicable  to the Tiffany  Building
      Loan during such hyper-amortization  period will increase to 2.5% over the mortgage  rate or 2.5% over the  treasury  rate,  as specified in the loan documents.

o     MANAGEMENT: The Mortgaged Property is self-managed by the tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                           METRO POINTE AT SOUTH COAST
--------------------------------------------------------------------------------

                [PICTURES OF METRO POINTE AT SOUTH COAST OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                           METRO POINTE AT SOUTH COAST
--------------------------------------------------------------------------------

                  [MAP OF METRO POINTE AT SOUTH COAST OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                           METRO POINTE AT SOUTH COAST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $57,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        George L. Argyros
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             5.300%
MATURITY DATE                                                  December 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

SHADOW RATING(1)                                                      AAA/A2/AA+
UP-FRONT RESERVES                      None

ONGOING MONTHLY RESERVES
  TAX/INSURANCE(2)                     Springing
ADDITIONAL FINANCING(3)                                                     None

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $57,000,000
CUT-OFF DATE BALANCE/SF                                                $148
CUT-OFF DATE LTV                                                       36.1%
MATURITY DATE LTV                                                      29.6%
UW DSCR ON NCF                                                         2.59x

(1)   S&P, Moody's and Fitch have confirmed that the Metro Pointe of South Coast
      Loan has, in the context of its inclusion in the Trust Fund, credit characteristics consistent with an investment grade obligation.

(2)   Ongoing monthly reserves for taxes and insurance will be required upon an event of default.

(3)   Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Costa Mesa, CA
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                385,620
OCCUPANCY AS OF SEPTEMBER 20, 2005                                         99.7%
YEAR BUILT / YEAR RENOVATED                                            1996 / NA
APPRAISED VALUE                                                     $157,900,000
PROPERTY MANAGEMENT                                                 Self Managed
UW ECONOMIC OCCUPANCY                                                      97.0%
UW REVENUES                                                          $15,585,120
UW TOTAL EXPENSES                                                     $5,472,399
UW NET OPERATING INCOME (NOI)                                        $10,112,721
UW NET CASH FLOW (NCF)                                                $9,848,497

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                           METRO POINTE AT SOUTH COAST
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                               NET    % OF NET                                         DATE OF
                                            RATINGS*        RENTABLE  RENTABLE   ACTUAL                    % OF         LEASE
                 TENANT                 MOODY'S/S&P/FITCH   AREA (SF)   AREA    RENT PSF  ACTUAL RENT  ACTUAL RENT   EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Best Buy Co. Inc. ..................       NR/BBB/BBB        59,143      15.3%   $33.40   $ 1,975,376      16.6%     January 2017
Nordstrom Rack .....................       Baa1/A-/A-        50,187      13.0    $26.19     1,314,398      11.1      January 2012
Edwards Theatres Circuit ...........        B3/BB-/NR        46,902      12.2    $16.51       774,352       6.5     November 2016
Linens N Things ....................        NR/NR/NR         39,566      10.3    $33.14     1,311,217      11.0      January 2017
Barnes & Noble Superstores .........        NR/NR/NR         37,203       9.6    $40.59     1,510,070      12.7     February 2017
Marshalls ..........................         A3/A/NR         35,200       9.1    $33.62     1,183,424      10.0          May 2011
The Container Store, Inc. ..........        NR/NR/NR         24,169       6.3    $29.38       710,085       6.0          May 2016
Non-major tenants ..................                         91,924      23.8    $33.88     3,114,204      26.2
Vacant .............................                          1,326       0.3                       0       0.0
                                                            -------     -----             -----------     -----
TOTAL ..............................                        385,620     100.0%            $11,893,126     100.0%
                                                            =======     =====             ===========     =====
---------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------------------------------------
                                          LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------
                                                                                                   CUMULATIVE
                                 WA BASE                % OF TOTAL    CUMULATIVE    % OF ACTUAL    % OF ACTUAL
                  # OF LEASES    RENT/SF    TOTAL SF        SF         % OF SF         RENT           RENT
       YEAR         ROLLING      ROLLING    ROLLING      ROLLING*      ROLLING*      ROLLING*       ROLLING*
--------------------------------------------------------------------------------------------------------------

       2005            0         $  0.00           0         0.0%         0.0%           0.0%          0.0%
       2006            8         $ 34.67      47,719        12.4%        12.4%          13.9%         13.9%
       2007            2         $ 42.95       4,614         1.2%        13.6%           1.7%         15.6%
       2008            1         $ 50.40       1,017         0.3%        13.8%           0.4%         16.0%
       2009            1         $ 25.75      14,385         3.7%        17.6%           3.1%         19.1%
       2010            1         $ 55.31       2,486         0.6%        18.2%           1.2%         20.3%
       2011            4         $ 32.42      48,881        12.7%        30.9%          13.3%         33.6%
       2012            2         $ 26.46      51,209        13.3%        44.2%          11.4%         45.0%
       2013            0         $  0.00           0         0.0%        44.2%           0.0%         45.0%
       2014            0         $  0.00           0         0.0%        44.2%           0.0%         45.0%
       2015            1         $ 37.25       7,000         1.8%        46.0%           2.2%         47.2%
    Thereafter         5         $ 30.35     206,983        53.7%        99.7%          52.8%        100.0%
      Vacant           0              NA       1,326         0.3%       100.0%           0.0%        100.0%
--------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                           METRO POINTE AT SOUTH COAST
--------------------------------------------------------------------------------

o     THE LOAN.  The Mortgage  Loan (the "METRO  POINTE AT SOUTH COAST LOAN") is
      secured by a first mortgage  encumbering an anchored retail center located in Costa Mesa, California. The Metro Pointe at South Coast Loan represents approximately  2.2% of the Cut-Off Date Pool Balance.  The Metro Pointe at
      South Coast Loan will be originated on or about December 9, 2005, and will have a principal balance as of the Cut-Off Date of $57,000,000.

      The Metro  Pointe at South Coast Loan has a  remaining  term of 120 months and matures on December 11, 2015. The Metro Pointe at South Coast Loan may
      be prepaid on or after June 11, 2015, and permits  defeasance  with United
      States government obligations beginning two years after the closing date.

o     THE  BORROWER.  The borrower is Metro Pointe  Retail  Associates II LLC, a special purpose entity.  The sponsor of the borrower is George L. Argyros.
      Mr. Argyros is the Chairman and CEO of Arnel  Development  Company and has
      been involved in the development, construction and management of more than
      6,000  multifamily units and several million square feet of commercial and industrial space.

o     THE PROPERTY.  The Mortgaged  Property is an approximately  385,620 square foot anchored  retail center  situated on  approximately  20.6 acres.  The
      Mortgaged  Property was  constructed  in 1996.  The Mortgaged  Property is located in Costa Mesa, California, within the Los Angeles-Long Beach-Santa
      Ana, California  metropolitan  statistical area. As of September 20, 2005, the occupancy  rate for the Mortgaged  Property  securing the Metro Pointe
      Loan was approximately 99.7%.

      The  largest  tenant  is  Best  Buy  Co.  Inc.  ("BEST  BUY"),   occupying
      approximately  59,143  square  feet,  or  approximately  15.3%  of the net rentable  area.  Best Buy is the one of the largest  consumer  electronics retailers,  specializing in consumer  electronics,  home office  products, entertainment  software and appliances.  As of November 30, 2005, Best Buy was rated "BBB"  (S&P) and "BBB"  (Fitch).  The Best Buy lease  expires in
      January 2017.  The second  largest  tenant is Nordstrom  Rack  ("NORDSTROM
      RACK"), occupying approximately 50,187 square feet, or approximately 13.0%
      of the net  rentable  area.  Nordstorm  Rack is the outlet  subsidiary  of
      Nordstrom,  Inc.,  one of the nation's  largest  upscale  apparel and shoe retailers.  As of November  30,  2005,  Nordstrom,  Inc.  was rated "Baa1"
      (Moody's),  "A-" (S&P) and "A-" (Fitch).  The Nordstrom Rack lease expires in January 2012.  The third  largest  tenant is Edwards  Theatres  Circuit
      ("EDWARDS  THEATRES"),  occupying  approximately  46,902  square feet,  or approximately  12.2%  of the net  rentable  area.  Edwards  Theatres  is a subsidiary of Regal Entertainment Group, one of the largest theater owners in the United  States with more than 6,600  screens at  approximately  580 theaters in 40 states.  The  Edwards  Theatres  lease  expires in November
      2016.

o     LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o     MANAGEMENT. The Mortgaged Property is self-managed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               BIRTCHER PORTFOLIO
--------------------------------------------------------------------------------

                    [PICTURES OF BIRTCHER PORTFOLIO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               BIRTCHER PORTFOLIO
--------------------------------------------------------------------------------

                       [MAP OF BIRTCHER PORTFOLIO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               BIRTCHER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $51,120,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.0%
NUMBER OF MORTGAGE LOANS                                                       3
LOAN PURPOSE                                                         Acquisition
                                                   BirtcherAnderson and Wachovia
SPONSOR                                                  Development Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.570%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes
  ENGINEERING                          $47,813
  REPLACEMENT                          $320,000
  TI/LC                                $500,000
  OUTSTANDING TI/LC(1)                 $3,963,509

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          $4,743
  TI/LC                                $16,666

ADDITIONAL FINANCING(2)                                                     None

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $51,120,000
CUT-OFF DATE BALANCE/SF                                                $135
CUT-OFF DATE LTV                                                       79.5%
MATURITY DATE LTV                                                      73.9%
UW DSCR ON NCF                                                         1.25x

(1)   Reserve funded at closing to be used for outstanding TI/LC expenses and free rent credits. Approximately $1,231,464 of the amount funded will be used for the April 2006 build-out of the Wells Fargo space.

(2)   Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 6
LOCATION                                                                 Various
PROPERTY TYPE                                                  Office - Suburban
SIZE (SF)                                                                378,621
OCCUPANCY AS OF VARIOUS                                                    98.2%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                      $64,300,000
PROPERTY MANAGEMENT                                        Birtcher Arizona, LLC
UW ECONOMIC OCCUPANCY                                                      94.4%
UW REVENUES                                                           $5,277,470
UW TOTAL EXPENSES                                                       $703,127
UW NET OPERATING INCOME (NOI)                                         $4,574,343
UW NET CASH FLOW (NCF)                                                $4,365,559

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               BIRTCHER PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    BIRTCHER PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                           ALLOCATED                     NET      CUT-OFF DATE
                                                         CUT-OFF DATE                  RENTABLE   BALANCE PER
         LOAN / PROPERTY NAME            PROPERTY TYPE      BALANCE      YEAR BUILT   AREA (SF)       SF         OCCUPANCY*
---------------------------------------------------------------------------------------------------------------------------

Birtcher Phoenix Pool .................      Office        $40,960,000    Various       299,220       $137           100.0%
  AIG BUILDING ........................      OFFICE         16,700,000     1998         106,397       $157           100.0%
  TRIWEST HEALTHCARE COMPLEX ..........      OFFICE         15,520,000     1984         119,131       $130           100.0%
  NCS PEARSON BUILDING ................      OFFICE          6,050,000     1982          49,920       $121           100.0%
  HYPERCOM BUILDING ...................      OFFICE          2,690,000     1996          23,772       $113           100.0%
Kyrene Corporate Center ...............      Office          6,160,000     1998          48,350       $127            89.8%
Dreamy Draw Office Plaza ..............      Office          4,000,000     1985          31,051       $129            94.3%
                                                           -----------                  -------
                                                           $51,120,000                  378,621       $135            98.2%
                                                           ===========                  =======
---------------------------------------------------------------------------------------------------------------------------

                                                     UNDERWRITTEN                  APPRAISED
                                            UW           NET        APPRAISED        VALUE
         LOAN / PROPERTY NAME            OCCUPANCY    CASH FLOW       VALUE          PER SF
--------------------------------------------------------------------------------------------

Birtcher Phoenix Pool .................    95.6%       $3,506,977    $51,200,000     $171
  AIG BUILDING ........................   100.0%        1,461,065     20,400,000     $192
  TRIWEST HEALTHCARE COMPLEX ..........    91.5%        1,342,244     19,400,000     $163
  NCS PEARSON BUILDING ................    95.0%          488,338      7,600,000     $152
  HYPERCOM BUILDING ...................    95.0%          215,330      3,800,000     $160
Kyrene Corporate Center ...............    90.0%          509,834      8,100,000     $168
Dreamy Draw Office Plaza ..............    90.0%          348,748      5,000,000     $161
                                                       ----------    -----------
                                           94.4%       $4,365,559    $64,300,000     $170
                                                       ==========    ===========
--------------------------------------------------------------------------------------------

*     Occupancy date as of September 22, 2005 for Dreamy Draw Office Plaza and
      Kyrene Corporate Center, as of September 19, 2005 for AIG Building, as of
      September 15, 2005 for TriWest Healthcare Complex, as of September 12,
      2005 for NCS Pearson Building and as of September 14, 2005 for Hypercom
      Building.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               BIRTCHER PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         % OF NET
                                                                        RATINGS*        NET RENTABLE    RENTABLE     ACTUAL
                     TENANT                       PROPERTY          MOODY'S/S&P/FITCH     AREA (SF)        AREA      RENT PSF
-----------------------------------------------------------------------------------------------------------------------------

AIG ......................................   AIG Building               Aa2/AA/AA          106,397          28.1%     $14.26
TriWest Healthcare Alliance ..............   Triwest Healthcare         NR/NR/NR            63,582          16.8      $13.00
                                             Complex
Wells Fargo ..............................   Triwest Healthcare        Aa1/AA-/AA           55,549          14.7      $13.00
                                             Complex
Pearson NCS ..............................   NCS Pearson             Baa1/BBB+/BBB+         49,920          13.2      $12.13
                                             Building
HealthCare Dimensions, Inc. ..............   Kyrene Corporate           NR/NR/NR            26,034           6.9      $19.16
                                             Center
Hypercom Corporation .....................   Hypercom Building          NR/NR/NR            23,772           6.3      $ 9.96
Non-major tenants ........................                                                  46,402          12.3      $20.51
Vacant ...................................                                                   6,965           1.8
                                                                                           -------         -----
TOTAL ....................................                                                 378,621         100.0%
                                                                                           =======         =====
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                             % OF
                                                            ACTUAL     DATE OF LEASE
                     TENANT                  ACTUAL RENT     RENT       EXPIRATION
------------------------------------------------------------------------------------

AIG ......................................    $1,517,221     28.3%     December 2015
TriWest Healthcare Alliance ..............       826,566     15.4         April 2009

Wells Fargo ..............................       722,137     13.5         April 2006

Pearson NCS ..............................       605,530     11.3        August 2007

HealthCare Dimensions, Inc. ..............       498,788      9.3           May 2007

Hypercom Corporation .....................       236,769      4.4        August 2011
Non-major tenants ........................       951,909     17.8
Vacant ...................................             0      0.0
                                              ----------    -----
TOTAL ....................................    $5,358,920    100.0%
                                              ==========    =====
------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------
                                          LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------
                                                                                                    CUMULATIVE
                      # OF        WA BASE                   % OF       CUMULATIVE       % OF           % OF
                     LEASES       RENT/SF    TOTAL SF     TOTAL SF      % OF SF      ACTUAL RENT    ACTUAL RENT
        YEAR         ROLLING      ROLLING    ROLLING      ROLLING*      ROLLING*      ROLLING*       ROLLING*
---------------------------------------------------------------------------------------------------------------

        2005            3          $18.87       3,962        1.0%          1.0%          1.4%           1.4%
        2006           10          $15.23      74,068       19.6%         20.6%         21.0%          22.4%
        2007           11          $15.06      85,389       22.6%         43.2%         24.0%          46.4%
        2008            2          $20.42       7,424        2.0%         45.1%          2.8%          49.3%
        2009            3          $13.39      68,180       18.0%         63.1%         17.0%          66.3%
        2010            0          $ 0.00           0        0.0%         63.1%          0.0%          66.3%
        2011            2          $11.00      26,236        6.9%         70.1%          5.4%          71.7%
        2012            0          $ 0.00           0        0.0%         70.1%          0.0%          71.7%
        2013            0          $ 0.00           0        0.0%         70.1%          0.0%          71.7%
        2014            0          $ 0.00           0        0.0%         70.1%          0.0%          71.7%
        2015            1          $14.26     106,397       28.1%         98.2%         28.3%         100.0%
     Thereafter         0          $ 0.00           0        0.0%         98.2%          0.0%         100.0%
       Vacant           0              NA       6,965        1.8%        100.0%          0.0%         100.0%
---------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               BIRTCHER PORTFOLIO
--------------------------------------------------------------------------------

o     THE LOANS. The Mortgage Loans (the "BIRTCHER PORTFOLIO LOANS") are secured by first mortgages or first deeds of trust encumbering 6 office properties located Arizona. The Birtcher Portfolio Loans represent approximately 2.0%
      of the  Cut-Off  Date Pool  Balance.  The  Birtcher  Portfolio  Loans were originated on September 29, 2005,  and have a principal  balance as of the
      Cut-Off Date of $51,120,000.  The Birtcher  Portfolio Loans consist of the
      Birtcher  Phoenix Pool Loan (secured by 4 office  properties),  the Kyrene
      Corporate  Center Loan (secured by 1 office  property) and the Dreamy Draw
      Office Plaza Loan (secured by 1 office property).  Each Birtcher Portfolio
      Loan is  cross-collateralized  and cross-defaulted  with each of the other
      Birtcher  Portfolio  Loans.  The  Birtcher  Portfolio  Loans  provide  for interest-only  payments  for the  first  60  months  of their  terms,  and thereafter, fixed monthly payments of principal and interest.

      The  Birtcher  Portfolio  Loans  have a  remaining  term of 118 months and mature on October 11, 2015. The Birtcher Portfolio Loans may be prepaid on or after  August  11,  2015,  and permit  defeasance  with  United  States government obligations beginning two years after the closing date.

o     THE  BORROWERS.  The borrower is AB Associates  Investors,  LLC, a special
      purpose   entity.    Legal   counsel   to   the   borrower   delivered   a
      non-consolidation  opinion  in  connection  with  the  origination  of the
      Birtcher  Phoenix  Pool Loan.  The  sponsors of the  borrower are Birtcher
      Anderson  and  Wachovia  Development  Corporation.  Birtcher  Anderson was
      founded in 1939 and is one of the leading  commercial and industrial  real
      estate  firms  in  the  western   United  States.   Wachovia   Development
      Corporation is Birtcher  Anderson's  equity partner and is an affiliate of
      Wachovia Bank, National Association,  one of the Mortgage Loan Sellers and
      the  Master  Servicer,  and  Wachovia  Capital  Markets,  LLC,  one of the
      underwriters.

o     THE PROPERTIES.  The Mortgaged  Properties  consist of 6 office  buildings containing,  in the  aggregate,  approximately  378,621 square feet. As of mid-September  2005,  the  occupancy  rate  for the  Mortgaged  Properties securing the Birtcher Portfolio Loans was approximately 98.2%.

o     LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o     MANAGEMENT. Birtcher Arizona, LLC, an affiliate of one of the sponsors, is the property  manager for the Mortgaged  Properties  securing the Birtcher
      Portfolio Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                EAGLE RIDGE MALL
--------------------------------------------------------------------------------

                     [PICTURES OF EAGLE RIDGE MALL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                EAGLE RIDGE MALL
--------------------------------------------------------------------------------

                        [MAP OF EAGLE RIDGE MALL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                EAGLE RIDGE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $49,895,997
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                          General Growth Properties, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.411%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                      None

ONGOING MONTHLY RESERVES
  TAX/INSURANCE(1)                     Springing
  REPLACEMENT(1)                       Springing
  TI/LC(1)                             Springing

ADDITIONAL FINANCING(2)                                                     None

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $49,895,997
CUT-OFF DATE BALANCE/SF                                                  $98
CUT-OFF DATE LTV                                                        70.1%
MATURITY DATE LTV                                                       58.5%
UW DSCR ON NCF                                                          1.21x

(1)   Ongoing monthly reserves for taxes, insurance and replacements will be required upon (i) upon an event of default or (ii) the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x.

(2)   Future mezzanine debt and future unsecured debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Lake Wales, FL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                508,976
OCCUPANCY AS OF AUGUST 29, 2005                                            88.8%
YEAR BUILT / YEAR RENOVATED                                          1996 / 2000
APPRAISED VALUE                                                      $71,200,000
PROPERTY MANAGEMENT                              General Growth Management, Inc.
UW ECONOMIC OCCUPANCY                                                      88.8%
UW REVENUES                                                           $8,414,898
UW TOTAL EXPENSES                                                     $4,003,981
UW NET OPERATING INCOME (NOI)                                         $4,410,917
UW NET CASH FLOW (NCF)                                                $4,096,176

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                EAGLE RIDGE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                                                           NET       % OF NET
                                          RATINGS*       RENTABLE    RENTABLE
              TENANT                  MOODY'S/S&P/FITCH  AREA (SF)     AREA
--------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
Dillards ............................     B2/BB/BB-       120,000
                                                          -------
  TOTAL ANCHOR OWNED ................                     120,000

ANCHOR TENANTS -- COLLATERAL
Sears ...............................     Ba1/BB+/BB      130,092        25.6%
JCPenney ............................    Ba1/BB+/BBB-      61,160        12.0
Recreation Station ..................      NR/NR/NR        44,468         8.7
                                                          -------        ----
  TOTAL ANCHOR TENANTS ..............                     235,720        46.3%

TOP 5 NON-ANCHOR TENANTS
Regal Cinemas .......................     Ba3/BB-/NR       38,735         7.6%
Toys R Us (Ground Lease) ............    Caa2/B-/CCC       30,625         6.0
Burke's Outlet ......................      NR/NR/NR         9,063         1.8
Lane Bryant .........................     B2/BB-/NR         7,247         1.4
FYE .................................      NR/NR/NR         6,502         1.3
                                                          -------       -----
  TOTAL TOP 5 TENANTS ...............                      92,172        18.1%

NON-MAJOR TENANTS ...................                     124,271        24.4
                                                          -------       -----
OCCUPIED COLLATERAL TOTAL ...........                     452,163        88.8%

VACANT ..............................                      56,813        11.2
                                                          -------       -----
COLLATERAL TOTAL ....................                     508,976       100.0%
                                                          -------       -----

PROPERTY TOTAL ......................                     628,976
                                                          =======
--------------------------------------------------------------------------------

                                                                   % OF           DATE OF
                                         ACTUAL       ACTUAL       ACTUAL          LEASE
               TENANT                   RENT PSF       RENT         RENT        EXPIRATION
--------------------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
Dillards.............................          ANCHOR OWNED -- NOT PART OF COLLATERAL

  TOTAL ANCHOR OWNED ................

ANCHOR TENANTS -- COLLATERAL
Sears ...............................    $ 3.40     $  442,313       9.6%      February 2016
JCPenney ............................    $ 5.89        360,232       7.8       February 2016
Recreation Station ..................    $ 4.00        177,872       3.9      September 2020
                                                    ----------     ------
  TOTAL ANCHOR TENANTS ..............    $ 4.16     $  980,417      21.4%

TOP 5 NON-ANCHOR TENANTS
Regal Cinemas .......................    $11.50     $  445,453       9.7%           May 2011
Toys R Us (Ground Lease) ............    $ 2.51         76,869       1.7        January 2012
Burke's Outlet ......................    $ 7.45         67,519       1.5       February 2007
Lane Bryant .........................    $13.50         97,835       2.1          April 2010
FYE .................................    $24.00        156,048       3.4        January 2007
                                                    ----------     ------
  TOTAL TOP 5 TENANTS ...............    $ 9.15     $  843,723      18.4%

NON-MAJOR TENANTS ...................    $22.26      2,766,691      60.3
                                                    ----------     ------
OCCUPIED COLLATERAL TOTAL ...........    $10.15     $4,590,831     100.0%
                                                    ==========     ======
VACANT ..............................

COLLATERAL TOTAL ....................

PROPERTY TOTAL ......................

---------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-----------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------
                  # OF     WA BASE                              CUMULATIVE    % OF ACTUAL     CUMULATIVE %
                 LEASES    RENT/SF   TOTAL SF     % OF TOTAL     % OF SF          RENT       OF ACTUAL RENT
      YEAR       ROLLING   ROLLING    ROLLING     SF ROLLING*    ROLLING*      ROLLING*         ROLLING*
-----------------------------------------------------------------------------------------------------------

      2005           3      $19.77      4,932         1.0%          1.0%           2.1%            2.1%
      2006           4      $34.05      7,090         1.4%          2.4%           5.3%            7.4%
      2007          32      $18.89     76,986        15.1%         17.5%          31.7%           39.1%
      2008          10      $22.78     20,708         4.1%         21.6%          10.3%           49.3%
      2009           3      $27.73      3,206         0.6%         22.2%           1.9%           51.3%
      2010           7      $27.94     11,270         2.2%         24.4%           6.9%           58.1%
      2011           2      $12.21     39,892         7.8%         32.2%          10.6%           68.7%
      2012           4       $4.80     40,502         8.0%         40.2%           4.2%           73.0%
      2013           2      $72.03      1,408         0.3%         40.5%           2.2%           75.2%
      2014           2      $19.97      5,449         1.1%         41.5%           2.4%           77.6%
      2015           0       $0.00          0         0.0%         41.5%           0.0%           77.6%
   Thereafter        4       $4.28    240,720        47.3%         88.8%          22.4%          100.0%
     Vacant          0          NA     56,813        11.2%        100.0%           0.0%          100.0%
-----------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                EAGLE RIDGE MALL
--------------------------------------------------------------------------------

o     THE LOAN.  The Mortgage Loan (the "EAGLE RIDGE MALL LOAN") is secured by a first  mortgage  encumbering an anchored  retail  shopping mall located in
      Lake Wales,  Florida.  The Eagle Ridge Mall Loan represents  approximately
      1.9% of the  Cut-Off  Date Pool  Balance.  The Eagle  Ridge  Mall Loan was
      originated  on  October  11,  2005 and has a  principal  balance as of the
      Cut-Off Date of $49,895,997.

      The Eagle Ridge Mall Loan has a  remaining  term of 118 months and matures on October 11, 2015.  The Eagle Ridge Mall Loan may be prepaid on or after
      April 11,  2015,  and permits  defeasance  with United  States  government obligations beginning two years after the Closing Date.

o     THE BORROWER.  The borrower is Eagle Ridge Mall,  L.P., a special  purpose entity.  Legal  counsel  to the  borrower  delivered  a  non-consolidation opinion in connection  with the  origination of the Eagle Ridge Mall Loan.
      The sponsor of the borrower is General Growth  Properties,  Inc.  ("GGP)".
      GGP owns, develops,  operates, and/or manages shopping malls in 44 states.
      As of  March  2004,  GGP had  ownership  interests  in  and/or  management responsibility  for more than 200 regional  shopping  malls  totaling more than 200 million square feet of retail space. GGP also has the distinction of being the largest third-party manager for owners of regional malls.

o     THE  PROPERTY.  The Mortgaged  Property is a 508,976  square foot anchored retail shopping mall situated on  approximately  86.0 acres. The Mortgaged
      Property was  constructed  in 1996 and  renovated in 2000.  The  Mortgaged
      Property is located in Lake Wales,  Florida.  As of August 29,  2005,  the
      occupancy  rate for the Mortgaged  Property  securing the Eagle Ridge Mall
      Loan was approximately 88.8%.

      The anchor  tenants at the  Mortgaged  Property are  Dillards,  Sears,  JC
      Penney and Recreation Station,  however, the Dillards store is not part of the Mortgaged Property.  The largest tenant which is part of the Mortgaged
      Property  is  Sears,  occupying  approximately  130,092  square  feet,  or approximately 25.6% of the net rentable area. Sears Holdings, the publicly traded parent of Kmart and Sears,  Roebuck and Co., is the nation's  third largest  broadline  retailer,  with  approximately  $55  billion in annual revenues,  and with  approximately  3,800  full-line and specialty  retail stores in the  United  States  and  Canada.  The Sears  lease  expires  in
      February  2016.  The  second  largest  tenant  is  JC  Penney,   occupying
      approximately  61,160  square  feet,  or  approximately  12.0%  of the net rentable area. JC Penney, founded in 1902, is a major retailer,  operating over 1,017 JC Penney  department  stores.  The JC Penney lease  expires in
      February 2016. The third largest tenant is Recreation  Station,  occupying approximately  44,468  square  feet,  or  approximately  8.7%  of the  net rentable area.  Recreation Station is an entertainment  facility including
      Station House Bar & Grill,  Climbin'  Crawlin' Slidin'  Bouncin'  Station,
      over  80  high-tech  video  games,  and  a  32-lane  bowling  center.  The
      Recreation Station lease expires in September 2020.

o     LOCK BOX  ACCOUNT.  All tenant  payments due under the  applicable  tenant leases are deposited into a  borrower-designated  lock box account,  which are swept to the borrower until a springing  event. At any time during the term of the Eagle Ridge Mall Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.05x for the trailing 12-month period  or (ii)  upon the  occurrence  of an event of  default  under  the
      Mortgage Loan documents, funds in the lockbox account are transferred to a cash collateral account in the name of the mortgagee.

o     MANAGEMENT.  General Growth  Properties,  Inc. is the property manager for the Mortgaged Property securing The Eagle Ridge Mall Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               ONE & OLNEY SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $43,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                           Jeffrey Feil and Lloyd Goldman
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.120%
MATURITY DATE                                                    August 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          116 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX                                Yes
  ENGINEERING                        $6,750

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                      Yes / Springing
  REPLACEMENT                        $4,887
  TI/LC                              $14,373

ADDITIONAL FINANCING                 Unsecured Debt                  $13,000,000

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $43,000,000
CUT-OFF DATE BALANCE/SF                                                 $125
CUT-OFF DATE LTV                                                        77.8%
MATURITY DATE LTV                                                       71.9%
UW DSCR ON NCF                                                          1.23x

                     [PICTURE OF ONE & OLNEY SQUARE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Philadelphia, PA
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                344,948
OCCUPANCY AS OF JUNE 20, 2005                                              86.8%
YEAR BUILT / YEAR RENOVATED                                            1987 / NA
APPRAISED VALUE*                                                     $55,250,000
PROPERTY MANAGEMENT                                     Jeffrey Management Corp.
UW ECONOMIC OCCUPANCY                                                      87.6%
UW REVENUES                                                           $5,220,830
UW TOTAL EXPENSES                                                     $1,487,843
UW NET OPERATING INCOME (NOI)                                         $3,732,988
UW NET CASH FLOW (NCF)                                                $3,463,804
--------------------------------------------------------------------------------

*     As-Stabilized. The "as-is" value set forth in the appraisal is
      $47,350,000.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN     NOMURA

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                               ONE & OLNEY SQUARE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                   RATINGS*                                                                            DATE OF
                                   MOODY'S/   NET RENTABLE     % OF NET       ACTUAL                     % OF           LEASE
            TENANT                S&P/FITCH     AREA (SF)    RENTABLE AREA   RENT PSF   ACTUAL RENT   ACTUAL RENT     EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Shoprite Supermarkets, Inc. ..     NR/NR/NR       56,196          16.3%      $13.36       $750,779        17.5%      January 2018
Olney Retail Realty Corp. ....     NR/NR/NR       30,000           8.7       $11.25        337,500         7.9        August 2014
US Postal Service ............   Aaa/AAA/AAA      27,399           7.9       $12.63        346,049         8.1        August 2007
Suzette Olney/Young World ....     NR/NR/NR       22,700           6.6       $12.00        272,400         6.3       January 2008
Dollar Group Inc. ............     NR/NR/NR       19,000           5.5       $10.00        190,000         4.4      December 2018
Foot Locker Inc. .............    Ba2/BB+/NR      15,750           4.6       $15.00        236,250         5.5       January 2010
Non-Major Tenants ............                   128,251          37.2       $16.87      2,163,673        50.4
Vacant .......................                    45,652          13.2                           0         0.0
                                                 -------         -----                  ----------       -----
TOTAL ........................                   344,948         100.0%                 $4,296,656       100.0%
                                                 =======         =====                  ==========       =====
---------------------------------------------------------------------------------------------------------------------------------

*     Certain  ratings  are  those  of the  parent  whether  or not  the  parent guarantees the lease.

----------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------
                # OF                                             CUMULATIVE                    CUMULATIVE
               LEASES    WA BASE RENT/   TOTAL SF   % OF TOTAL    % OF SF     % OF ACTUAL     % OF ACTUAL
   YEAR        ROLLING    SF ROLLING     ROLLING    SF ROLLING*   ROLLING*   RENT ROLLING*   RENT ROLLING*
----------------------------------------------------------------------------------------------------------

   2005           1          $25.00        1,500         0.4%       0.4%            0.9%            0.9%
   2006           0          $ 0.00            0         0.0%       0.4%            0.0%            0.9%
   2007           4          $13.88       59,386        17.2%      17.7%           19.2%           20.1%
   2008           6          $14.69       33,188         9.6%      27.3%           11.3%           31.4%
   2009          10          $16.98       41,478        12.0%      39.3%           16.4%           47.8%
   2010           5          $16.18       25,928         7.5%      46.8%            9.8%           57.6%
   2011           1          $18.19        3,254         0.9%      47.8%            1.4%           58.9%
   2012           0          $ 0.00            0         0.0%      47.8%            0.0%           58.9%
   2013           1          $24.41        3,182         0.9%      48.7%            1.8%           60.7%
   2014           2          $12.47       32,461         9.4%      58.1%            9.4%           70.2%
   2015           3          $14.39       23,723         6.9%      65.0%            7.9%           78.1%
Thereafter        2          $12.51       75,196        21.8%      86.8%           21.9%          100.0%
  Vacant          0              NA       45,652        13.2%     100.0%            0.0%          100.0%
----------------------------------------------------------------------------------------------------------

*     Calculated  based  on the  approximate  square  footage  occupied  by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                501 SECOND STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $42,720,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                           SWIG Companies
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.400%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                Springing

UP-FRONT RESERVES
  TAX                                  Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes / Springing
  ROLLOVER*                            Springing

ADDITIONAL FINANCING                                                        None

                                                                    TRUST ASSET
                                                                  --------------
CUT-OFF DATE BALANCE                                                $42,720,000
CUT-OFF DATE BALANCE/SF                                                $206
CUT-OFF DATE LTV                                                       60.6%
MATURITY DATE LTV                                                      58.1%
UW DSCR ON NCF                                                         1.24x

*     A one time reserve in the amount of $2,000,000 will be required if
      International Data Group, Inc. fails to exercise its first renewal option by December 30, 2011.

                     [PICTURE OF 501 SECOND STREET OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                       San Francisco, CA
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                207,809
OCCUPANCY AS OF SEPTEMBER 8, 2005                                          95.0%
YEAR BUILT / YEAR RENOVATED                                          1925 / 1985
APPRAISED VALUE                                                      $70,500,000
PROPERTY MANAGEMENT                                             The Swig Company
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                           $7,162,698
UW TOTAL EXPENSES                                                     $3,309,493
UW NET OPERATING INCOME (NOI)                                         $3,853,205
UW NET CASH FLOW (NCF)                                                $3,579,388

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                501 SECOND STREET
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                       NET      % OF NET                                % OF
                                   RATINGS(1)       RENTABLE    RENTABLE      ACTUAL                   ACTUAL      DATE OF LEASE
            TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA       RENT PSF   ACTUAL RENT     RENT        EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

International Data Group .....         NR/NR/NR      101,699       48.9%      $31.90     $3,243,963     56.5%       September 2012
Time Warner ..................     Baa1/BBB+/BBB+     15,802        7.6       $22.50        355,545      6.2             June 2006
WRNS Studio ..................         NR/NR/NR       15,393        7.4       $26.51        408,140      7.1    Multiple Spaces(2)
Riverbed Technology, Inc. ....         NR/NR/NR       14,023        6.7       $23.60        330,965      5.8         February 2007
Rosewood Venture Group, LLC ..         NR/NR/NR       13,703        6.6       $34.49        472,562      8.2            April 2011
Non-major tenants ............                        36,814       17.7       $25.39        934,681     16.3
Vacant .......................                        10,375        5.0                           0      0.0
                                                     -------      -----                  ----------    -----
TOTAL ........................                       207,809      100.0%                 $5,745,856    100.0%
                                                     =======      =====                  ==========    =====
----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, 5,008 SF expire in August 2010, and
      10,385 SF expire in May 2011.

-----------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------
                                                                                                 CUMULATIVE
                             WA BASE                               CUMULATIVE                       % OF
               # OF LEASES   RENT/SF     TOTAL SF    % OF TOTAL      % OF       % OF ACTUAL     ACTUAL RENT
   YEAR          ROLLING     ROLLING      ROLLING   SF ROLLING*   SF ROLLING*   RENT ROLLING*     ROLLING*
-----------------------------------------------------------------------------------------------------------

   2005             1         $21.00        2,977         1.4%         1.4%            1.1%           1.1%
   2006             3         $22.94       22,628        10.9%        12.3%            9.0%          10.1%
   2007             5         $24.53       18,328         8.8%        21.1%            7.8%          17.9%
   2008             4         $22.40       10,091         4.9%        26.0%            3.9%          21.9%
   2009             2         $29.52        6,033         2.9%        28.9%            3.1%          25.0%
   2010             5         $26.15       11,590         5.6%        34.5%            5.3%          30.3%
   2011             3         $31.69       24,088        11.6%        46.1%           13.3%          43.5%
   2012             5         $31.90      101,699        48.9%        95.0%           56.5%         100.0%
   2013             0         $ 0.00            0         0.0%        95.0%            0.0%         100.0%
   2014             0         $ 0.00            0         0.0%        95.0%            0.0%         100.0%
   2015             0         $ 0.00            0         0.0%        95.0%            0.0%         100.0%
Thereafter          0         $ 0.00            0         0.0%        95.0%            0.0%         100.0%
  Vacant            0             NA       10,375         5.0%       100.0%            0.0%         100.0%
-----------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                 KNOLLWOOD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $41,911,510
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                          General Growth Properties, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.351%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE(1)                      Springing
  REPLACEMENT(1)                        Springing
  TI/LC(1)                              Springing

ADDITIONAL FINANCING(2)                                                     None

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $41,911,510
CUT-OFF DATE BALANCE/SF                                                 $90
CUT-OFF DATE LTV                                                       74.8%
MATURITY DATE LTV                                                      62.4%
UW DSCR ON NCF                                                         1.22x

(1)   Ongoing monthly reserves for taxes, insurance and replacements will require (i) upon an event of default or (ii) the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x.

(2)   Future mezzanine debt and future unsecured debt permitted.

                       [PICTURE OF KNOLLWOOD MALL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                    Saint Louis Park, MN
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                464,402
OCCUPANCY AS OF AUGUST 21, 2005                                            91.0%
YEAR BUILT / YEAR RENOVATED                                          1955 / 1997
APPRAISED VALUE                                                      $56,000,000
PROPERTY MANAGEMENT                              General Growth Management, Inc.
UW ECONOMIC OCCUPANCY                                                      91.0%
UW REVENUES                                                           $5,208,594
UW TOTAL EXPENSES                                                     $1,555,286
UW NET OPERATING INCOME (NOI)                                         $3,653,308
UW NET CASH FLOW (NCF)                                                $3,422,943

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                 KNOLLWOOD MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                    % OF NET
                                    RATINGS*        NET RENTABLE    RENTABLE    ACTUAL                   % OF ACTUAL   DATE OF LEASE
            TENANT              MOODY'S/S&P/FITCH    AREA (SF)        AREA     RENT PSF   ACTUAL RENT       RENT        EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

ANCHOR TENANTS -- COLLATERAL
Cub Foods .....................   Baa3/BBB/BBB         129,916         28.0%    $ 5.70    $  740,521          19.0%       March 2019
Kohl's ........................      A3/A-/A            80,684         17.4     $ 6.60       532,514          13.6      January 2016
T.J. Maxx .....................      A3/A/NR            54,619         11.8     $ 8.25       450,607          11.5      October 2015
                                                       -------        -----               ----------         -----
  TOTAL ANCHOR TENANTS ........                        265,219         57.1%    $ 6.50    $1,723,642          44.1%
TOP 5 TENANTS
DSW Shoe Warehouse ............     NR/NR/NR            25,543          5.5%    $10.50    $  268,202          6.9%      January 2008
Old Navy ......................  Baa3/BBB-/BBB-         24,783          5.3     $12.00       297,396           7.6      January 2011
Factory Card Outlet ...........     NR/NR/NR            13,000          2.8     $12.00       156,000           4.0      January 2008
Twin City Federal S&L .........     NR/NR/NR            11,660          2.5     $ 4.12        48,039           1.2        April 2014
Dress Barn ....................     NR/NR/NR             8,030          1.7     $12.00        96,360           2.5     December 2011
                                                       -------        -----               ----------         -----
  TOTAL TOP 5 TENANTS .........                         83,016         17.9%    $10.43    $  865,997          22.2%
NON-MAJOR TENANTS .............                         74,503         16.0     $17.65     1,314,859          33.7
                                                       -------        -----               ----------         -----
OCCUPIED COLLATERAL TOTAL .....                        422,738         91.0%    $ 9.24    $3,904,498         100.0%
                                                                                          ==========         =====
VACANT ........................                         41,664          9.0
                                                       -------        -----
COLLATERAL TOTAL ..............                        464,402        100.0%
                                                       -------        =====
PROPERTY TOTAL ................                        464,402
                                                       =======
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------
                                    LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------
               # OF     WA BASE                            CUMULATIVE                     CUMULATIVE %
              LEASES    RENT/SF   TOTAL SF    % OF TOTAL    % OF SF      % OF ACTUAL     OF ACTUAL RENT
    YEAR      ROLLING   ROLLING   ROLLING    SF ROLLING*    ROLLING*     RENT ROLLING*      ROLLING*
-------------------------------------------------------------------------------------------------------

    2005        2       $14.73      3,421        0.7%         0.7%            1.3%            1.3%
    2006        1       $ 0.00        825        0.2%         0.9%            0.0%            1.3%
    2007        3       $17.42      5,667        1.2%         2.1%            2.5%            3.8%
    2008        7       $12.56     43,138        9.3%        11.4%           13.9%           17.7%
    2009        4       $14.16     13,957        3.0%        14.4%            5.1%           22.8%
    2010        7       $19.32     13,899        3.0%        17.4%            6.9%           29.6%
    2011        4       $11.50     40,391        8.7%        26.1%           11.9%           41.5%
    2012        3       $22.24      8,290        1.8%        27.9%            4.7%           46.3%
    2013        1       $23.34      3,000        0.6%        28.6%            1.8%           48.0%
    2014        3       $10.18     20,498        4.4%        33.0%            5.3%           53.4%
    2015        2       $ 8.65     56,252       12.1%        45.1%           12.5%           65.9%
 Thereafter     3       $ 6.25    213,400       46.0%        91.0%           34.1%          100.0%
   Vacant       0           NA     41,664        9.0%       100.0%            0.0%          100.0%
-------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                             MONTE VIEJO APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
  MORTGAGE LOAN SELLER                                                  Wachovia
  CUT-OFF DATE BALANCE                                               $41,500,000
  PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.6%
  NUMBER OF MORTGAGE LOANS                                                     1
  LOAN PURPOSE                                                       Acquisition
  SPONSOR                                                      Michael J. Sauter
  TYPE OF SECURITY                                                           Fee
  MORTGAGE RATE                                                           5.420%
  MATURITY DATE                                                 October 11, 2015
  AMORTIZATION TYPE                                                      Balloon
  INTEREST ONLY PERIOD                                                        60
  ORIGINAL TERM / AMORTIZATION                                         120 / 360
  REMAINING TERM / AMORTIZATION                                        118 / 360
  LOCKBOX                                                              Springing

  UP-FRONT RESERVES
      TAX/INSURANCE                    Yes

  ONGOING MONTHLY RESERVES
      TAX/INSURANCE                    Yes

  ADDITIONAL FINANCING*                Mezzanine Debt                 $2,500,000

                                                                   TRUST ASSET
                                                                  --------------
  CUT-OFF DATE BALANCE                                             $41,500,000
  CUT-OFF DATE BALANCE/UNIT                                          $86,458
  CUT-OFF DATE LTV                                                    79.8%
  MATURITY DATE LTV                                                   74.1%
  UW DSCR ON NCF                                                      1.21x

*     Future mezzanine debt permitted.

                   [PICTURE OF MONTE VIEJO APARTMENTS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Phoenix, AZ
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 480
OCCUPANCY AS OF AUGUST 31, 2005                                            93.3%
YEAR BUILT / YEAR RENOVATED                                            2004 / NA
APPRAISED VALUE                                                      $52,000,000
PROPERTY MANAGEMENT                           Gray Clow Residential L.L.C. & S-J
                                                                  Management LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $5,056,630
UW TOTAL EXPENSES                                                     $1,572,455
UW NET OPERATING INCOME (NOI)                                         $3,484,175
UW NET CASH FLOW (NCF)                                                $3,388,175

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                             MONTE VIEJO APARTMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                         UNIT MIX
-------------------------------------------------------------------------------------------
                        NO. OF     APPROXIMATE     APPROXIMATE
UNIT MIX                UNITS     UNIT SIZE (SF)    NRA (SF)     % OF NRA     QUOTED RENT
-------------------------------------------------------------------------------------------

Studio ...............   102            504           51,426        15.6%        $ 816
1 BR/1 BA ............   162            612           99,096        30.0         $ 785
2 BR/1 BA ............    36            695           25,020         7.6         $ 870
2 BR/2 BA ............   144            801          115,362        35.0         $ 953
3 BR/2 BA ............    18          1,023           18,414         5.6         $1,130
4 BR/2 BA ............    18          1,151           20,718         6.3         $1,295
                         ---                         -------       -----
TOTAL ................   480            688          330,036       100.0%     $880/$1.28/SF
                         ===                         =======       =====
-------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          BRITANNIA BUSINESS CENTER II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $41,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Triple Net Properties, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.320%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                Springing

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes

ONGOING MONTHLY RESERVES
    TAX/INSURANCE                      Yes
    REPLACEMENT                        $3,725
    TI/LC*                             $3,521

ADDITIONAL FINANCING                   Secured Subordinate           $11,000,000

                                                                    TRUST ASSET
                                                                  --------------
CUT-OFF DATE BALANCE                                                $41,000,000
CUT-OFF DATE BALANCE/SF                                                 $148
CUT-OFF DATE LTV                                                       71.3%
MATURITY DATE LTV                                                      66.1%
UW DSCR ON NCF                                                         1.20x

*     Beginning in January 2006. The monthly payments increase to $19,916.67 in
      January 2007, and to $23,437.50 from 2008 through 2010. For the year 2011 monthly payments in the amount of $18,750 are required. The TI/LC escrow is capped at $1,350,000.

                 [PICTURE OF BRITTANIA BUSINESS CENTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Pleasanton, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                276,210
OCCUPANCY AS OF AUGUST 15, 2005                                            94.7%
YEAR BUILT / YEAR RENOVATED                                            1993 / NA
APPRAISED VALUE                                                      $57,500,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                      94.6%
UW REVENUES                                                           $5,087,845
UW TOTAL EXPENSES                                                     $1,374,884
UW NET OPERATING INCOME (NOI)                                         $3,712,961
UW NET CASH FLOW (NCF)                                                $3,272,823

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          BRITANNIA BUSINESS CENTER II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                      NET     % OF NET                              % OF       DATE OF
                                   RATINGS*        RENTABLE   RENTABLE      ACTUAL      ACTUAL     ACTUAL       LEASE
           TENANT             MOODY'S/S&P/FITCH    AREA (SF)    AREA       RENT PSF      RENT       RENT     EXPIRATION
-------------------------------------------------------------------------------------------------------------------------

Nellcor (Tyco) .............      Ba1/BBB+/BBB+     141,000      51.0%     $13.80     $1,945,800     50.9%  December 2008
Robert Half International ..         NR/NR/NR        92,861      33.6      $15.85      1,471,481     38.5       June 2010
Anixter, Inc. ..............       Ba3/BB+/BB+       14,145       5.1      $10.92        154,463      4.0     August 2008
DaimlerChrysler Corp. ......       A3/BBB/BBB+       13,680       5.0      $18.30        250,344      6.5        May 2006
Non-major tenants ..........                              0       0.0      $ 0.00              0      0.0
Vacant .....................                         14,524       5.3                          0      0.0
                                                    -------     -----                 ----------    -----
TOTAL ......................                        276,210     100.0%                $3,822,088    100.0%
                                                    =======     =====                 ==========    =====
--------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------
                                     LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------
               # OF    WA BASE                             CUMULATIVE   % OF ACTUAL    CUMULATIVE %
              LEASES   RENT/SF   TOTAL SF    % OF TOTAL     % OF SF        RENT       OF ACTUAL RENT
    YEAR     ROLLING   ROLLING    ROLLING    SF ROLLING*    ROLLING*     ROLLING*        ROLLING*
----------------------------------------------------------------------------------------------------

   2005         0      $ 0.00           0        0.0%         0.0%          0.0%           0.0%
   2006         1      $18.30      13,680        5.0%         5.0%          6.5%           6.5%
   2007         0      $ 0.00           0        0.0%         5.0%          0.0%           6.5%
   2008         2      $13.54     155,145       56.2%        61.1%         55.0%          61.5%
   2009         0      $ 0.00           0        0.0%        61.1%          0.0%          61.5%
   2010         3      $15.85      92,861       33.6%        94.7%         38.5%         100.0%
   2011         0      $ 0.00           0        0.0%        94.7%          0.0%         100.0%
   2012         0      $ 0.00           0        0.0%        94.7%          0.0%         100.0%
   2013         0      $ 0.00           0        0.0%        94.7%          0.0%         100.0%
   2014         0      $ 0.00           0        0.0%        94.7%          0.0%         100.0%
   2015         0      $ 0.00           0        0.0%        94.7%          0.0%         100.0%
Thereafter      0      $ 0.00           0        0.0%        94.7%          0.0%         100.0%
  Vacant        0          NA      14,524        5.3%       100.0%          0.0%         100.0%

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                       RESIDENCE INN -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $38,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                        Sunstone Hotel B.H. Holdings, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.880%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 300
REMAINING TERM / AMORTIZATION                                          119 / 300
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
    TAX                                Yes

ONGOING MONTHLY RESERVES
  TAX                                  Yes
  REPLACEMENT                          $31,806

ADDITIONAL FINANCING                                                        None

                                                                   TRUST ASSET
                                                                  --------------
CUT-OFF DATE BALANCE                                                $38,000,000
CUT-OFF DATE BALANCE/ROOM                                            $204,301
CUT-OFF DATE LTV                                                       69.0%
MATURITY DATE LTV                                                      62.2%
UW DSCR ON NCF                                                         1.33x

             [PICTURE OF RESIDENCE INN - BEVERLY HILLS, CA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Los Angeles, CA
PROPERTY TYPE                                       Hospitality -- Extended Stay
SIZE (ROOMS)                                                                 186
OCCUPANCY AS OF SEPTEMBER 30, 2005*                                        85.3%
YEAR BUILT / YEAR RENOVATED                                          1969 / 2004
APPRAISED VALUE                                                      $55,100,000
PROPERTY MANAGEMENT                              Sunstone Hotel Properties, Inc.
UW ECONOMIC OCCUPANCY                                                      85.0%
UW REVENUES                                                           $9,541,726
UW TOTAL EXPENSES                                                     $5,304,062
UW NET OPERATING INCOME (NOI)                                         $4,237,664
UW NET CASH FLOW (NCF)                                                $3,855,995

*     Based on the trailing 12-month period ending September 30, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                       RESIDENCE INN -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       RESIDENCE INN -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
--------------------------------------------------------------------------------
One Bedroom Suites ................................                           27
Two Bedroom Suites ................................                           15
Studio Suites .....................................                          144
                                                                             ---
    TOTAL .........................................                          186
                                                                             ===

MEETING SPACE                                                        SQUARE FEET
--------------------------------------------------------------------------------
Meeting Room ......................................                          920
                                                                             ---
    TOTAL .........................................                          920
                                                                             ===

FOOD AND BEVERAGE                                                     SEATING
--------------------------------------------------------------------------------
Restaurant ........................................                           50
                                                                              --
    TOTAL .........................................                           50
                                                                              ==

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
Year ..............................................                    2004-2005
Latest Period .....................................                T12-7/31/2005
Occupancy .........................................                        85.3%
ADR ...............................................                      $144.08
REVPAR ............................................                      $122.90
UW Occupancy ......................................                        85.0%
UW ADR ............................................                      $151.06
UW REVPAR .........................................                      $128.40

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          BRITANNIA BUSINESS CENTER III
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $35,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Triple Net Properties, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.320%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                Springing

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          $7,520
  TI/LC*                               $8,333

ADDITIONAL FINANCING                                                        None

                                                                    TRUST ASSET
                                                                   -------------
CUT-OFF DATE BALANCE                                                $35,000,000
CUT-OFF DATE BALANCE/SF                                                $183
CUT-OFF DATE LTV                                                       78.7%
MATURITY DATE LTV                                                      72.9%
UW DSCR ON NCF                                                         1.24x

*     Capped at $300,000.

               [PICTURE OF BRITANNIA BUSINESS CENTER III OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Pleasanton, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                191,009
OCCUPANCY AS OF AUGUST 15, 2005                                            94.1%
YEAR BUILT / YEAR RENOVATED                                            1990 / NA
APPRAISED VALUE                                                      $44,500,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $4,462,361
UW TOTAL EXPENSES                                                     $1,232,081
UW NET OPERATING INCOME (NOI)                                         $3,230,280
UW NET CASH FLOW (NCF)                                                $2,900,768

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          BRITANNIA BUSINESS CENTER III
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS(1)                                                                             DATE OF
                                   MOODY'S/    NET RENTABLE    % OF NET       ACTUAL                     % OF             LEASE
             TENANT               S&P/FITCH      AREA (SF)   RENTABLE AREA   RENT PSF   ACTUAL RENT   ACTUAL RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Robert Half International ....    NR/NR/NR         76,854         40.2%      $24.84     $1,909,053         55.9%         August 2010
Ocular (Cooper) ..............    NR/BB/NR         25,589         13.4       $13.80        353,128         10.3   Multiple Spaces(2)
Nellcor (Tyco) ...............  Ba1/BBB+/BBB+      25,560         13.4       $14.85        379,566         11.1             May 2006
Trader Publishing ............    NR/NR/NR         12,300          6.4       $16.50        202,950          5.9       Month to Month
Oil Changer ..................    NR/NR/NR         12,000          6.3       $15.00        180,000          5.3          August 2007
Non-major tenants ............                     27,428         14.4       $14.34        393,425         11.5
Vacant .......................                     11,278          5.9                           0          0.0
                                                  -------        -----                  ----------        -----
TOTAL ........................                    191,009        100.0%                 $3,418,123        100.0%
                                                  =======        =====                  ==========        =====
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of mulitple leases, approximately 6,784 SF expire in April
      2010 and approximately 18,805 SF expire in March 2012.

----------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                 # OF        WA BASE                                    CUMULATIVE    % OF ACTUAL      CUMULATIVE %
                LEASES       RENT/SF      TOTAL SF     % OF TOTAL        % OF SF          RENT        OF ACTUAL RENT
    YEAR        ROLLING      ROLLING       ROLLING     SF ROLLING*       ROLLING*       ROLLING*         ROLLING*
----------------------------------------------------------------------------------------------------------------------

    2005           1         $ 16.50        12,300          6.4%             6.4%           5.9%              5.9%
    2006           2         $ 14.06        31,560         16.5%            23.0%          13.0%             18.9%
    2007           2         $ 14.29        16,449          8.6%            31.6%           6.9%             25.8%
    2008           2         $ 16.15        16,979          8.9%            40.5%           8.0%             33.8%
    2009           0         $  0.00             0          0.0%            40.5%           0.0%             33.8%
    2010           2         $ 23.94        83,638         43.8%            84.3%          58.6%             92.4%
    2011           0         $  0.00             0          0.0%            84.3%           0.0%             92.4%
    2012           1         $ 13.80        18,805          9.8%            94.1%           7.6%            100.0%
    2013           0         $  0.00             0          0.0%            94.1%           0.0%            100.0%
    2014           0         $  0.00             0          0.0%            94.1%           0.0%            100.0%
    2015           0         $  0.00             0          0.0%            94.1%           0.0%            100.0%
 Thereafter        0         $  0.00             0          0.0%            94.1%           0.0%            100.0%
   Vacant          0              NA        11,278          5.9%           100.0%           0.0%            100.0%
----------------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                GREENERY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $35,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        Herschel V. Green
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.510%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX                                  Yes
  HOLDBACK ESCROW                      $217,464

ONGOING MONTHLY RESERVES
  TAX / INSURANCE                      Yes / Springing
  REPLACEMENT(1)                       $3,287
  TI/LC(2)                             $13,706

ADDITIONAL FINANCING(3)                                                     None

                                                                   TRUST ASSET
                                                                 ---------------
CUT-OFF DATE BALANCE                                               $35,000,000
CUT-OFF DATE BALANCE/SF                                                $160
CUT-OFF DATE LTV                                                      74.5%
MATURITY DATE LTV                                                     65.3%
UW DSCR ON NCF                                                        1.26x

(1)   Capped at $98,676.
(2)   Capped at $500,000.
(3)   Future mezzanine debt permitted.

                       [PICTURE OF GREENERY MALL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Miami, FL
PROPERTY TYPE                                       Mixed Use -- Retail / Office
SIZE (SF)                                                                219,105
OCCUPANCY AS OF SEPTEMBER 26, 2005                                         95.2%
YEAR BUILT / YEAR RENOVATED                                            1982 / NA
APPRAISED VALUE                                                      $47,000,000
PROPERTY MANAGEMENT                                         Green Property Corp.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $5,329,377
UW TOTAL EXPENSES                                                     $2,129,052
UW NET OPERATING INCOME (NOI)                                         $3,200,325
UW NET CASH FLOW (NCF)                                                $3,000,355

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                                  GREENERY MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS(1)        NET       % OF NET                                  % OF
                                   MOODY'S/      RENTABLE     RENTABLE       ACTUAL                    ACTUAL     DATE OF LEASE
             TENANT               S&P/FITCH      AREA (SF)      AREA        RENT PSF   ACTUAL RENT      RENT        EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

ANCHORED TENANTS -- COLLATERAL
Circuit City Stores ..........      NR/NR/NR       54,309         24.8%      $17.41     $  945,520       22.4%       February 2014
Jo-Ann Stores, Inc ...........      NR/BB-/NR      18,490          8.4       $13.50        249,615        5.9        February 2015
Barnes & Noble Books .........      NR/NR/NR       18,025          8.2       $21.16        381,409        9.0         October 2007
Guitar Center ................      B1/BB/NR       15,169          6.9       $18.00        273,042        6.5             May 2006
                                                  -------        -----                  ----------      -----
  TOTAL ANCHOR TENANTS .......                    105,993         48.4%      $17.45     $1,849,586       43.7%

TOP 5 TENANTS
Creative Staffing ............      NR/NR/NR        5,235          2.4%      $22.84     $  119,541        2.8%          April 2006
USI (CTX Mortgage) ...........    Baa2/BBB/BBB+     4,715          2.2       $22.79        107,455        2.5         October 2005
Dohan & Company, P.A. ........      NR/NR/NR        4,528          2.1       $21.33         96,582        2.3        December 2013
Womack Appleby ...............      NR/NR/NR        4,115          1.9       $21.80         89,700        2.1   Multiple Spaces(2)
Lehtinen, Vargas .............      NR/NR/NR        3,966          1.8       $21.27         84,353        2.0   Multiple Spaces(3)
                                                  -------        -----                  ----------      -----
  TOTAL TOP 5 TENANTS ........                     22,559         10.3%      $22.06     $  497,631       11.8%

NON-MAJOR TENANTS. ...........                     80,114         36.6       $23.50      1,882,957       44.5
                                                  -------        -----                  ----------      -----
OCCUPIED COLLATERAL TOTAL ....                    208,666         95.2%      $20.27     $4,230,174      100.0%
                                                                                        ==========      =====
VACANT .......................                     10,439          4.8
                                                  -------        -----
COLLATERAL TOTAL .............                    219,105        100.0%
                                                  =======        =====

PROPERTY TOTAL ...............                    219,105
                                                  =======
----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, approximately 3,915 SF expire in
      December 2005 and 200 SF are currently renewable month to month.

(3)   Under the terms of multiple leases, approximately 100 SF and 50 SF expire in November 2006 and 2,934 SF and 882 SF expire in February 2007.

----------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                 # OF        WA BASE                                    CUMULATIVE    % OF ACTUAL       CUMULATIVE %
                LEASES       RENT/SF      TOTAL SF     % OF TOTAL        % OF SF          RENT        OF ACTUAL RENT
    YEAR        ROLLING      ROLLING       ROLLING     SF ROLLING*       ROLLING*       ROLLING*         ROLLING*
----------------------------------------------------------------------------------------------------------------------

    2005          21         $21.20         19,122          8.7%             8.7%           9.6%               9.6%
    2006          23         $21.63         38,706         17.7%            26.4%          19.8%              29.4%
    2007          13         $21.92         38,594         17.6%            44.0%          20.0%              49.4%
    2008          14         $23.05         18,947          8.6%            52.7%          10.3%              59.7%
    2009           3         $27.48          7,659          3.5%            56.2%           5.0%              64.7%
    2010           5         $24.60          7,646          3.5%            59.6%           4.4%              69.1%
    2011           1         $22.00            665          0.3%            59.9%           0.3%              69.5%
    2012           0         $ 0.00              0          0.0%            59.9%           0.0%              69.5%
    2013           1         $21.33          4,528          2.1%            62.0%           2.3%              71.7%
    2014           1         $17.41         54,309         24.8%            86.8%          22.4%              94.1%
    2015           1         $13.50         18,490          8.4%            95.2%           5.9%             100.0%
 Thereafter        0         $ 0.00              0          0.0%            95.2%           0.0%             100.0%
   Vacant          0             NA         10,439          4.8%           100.0%           0.0%             100.0%
----------------------------------------------------------------------------------------------------------------------

*     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                              PARK RIDGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $33,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                       William F. Raymond
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.220%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                  Interest Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          $7,018

ADDITIONAL FINANCING                                                        None

                                                                   TRUST ASSET
                                                                 ---------------
CUT-OFF DATE BALANCE                                               $33,500,000
CUT-OFF DATE BALANCE/UNIT                                            $96,264
CUT-OFF DATE LTV                                                      72.4%
MATURITY DATE LTV                                                     72.4%
UW DSCR ON NCF                                                        1.54x

                   [PICTURE OF PARK RIDGE APARTMENTS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Rohnert Park, CA
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 348
OCCUPANCY AS OF OCTOBER 3, 2005                                            91.7%
YEAR BUILT / YEAR RENOVATED                                            1986 / NA
APPRAISED VALUE                                                      $46,300,000
PROPERTY MANAGEMENT                                       Sequoia Equities, Inc.
UW ECONOMIC OCCUPANCY                                                      91.9%
UW REVENUES                                                           $4,230,482
UW TOTAL EXPENSES                                                     $1,457,294
UW NET OPERATING INCOME (NOI)                                         $2,773,188
UW NET CASH FLOW (NCF)                                                $2,686,188

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                              PARK RIDGE APARTMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                      UNIT MIX
---------------------------------------------------------------------------------------------------------------------
                                              APPROXIMATE
                                NO. OF         UNIT SIZE        APPROXIMATE
  UNIT MIX                       UNITS           (SF)             NRA (SF)          % OF NRA           QUOTED RENT
---------------------------------------------------------------------------------------------------------------------

1 BR/1 BA ....................    124            639               79,236             28.9%                   $  920
2 BR/1 BA ....................    112            821               91,952             33.5                    $1,036
2 BR/2 BA ....................    112            920              103,040             37.6                    $1,120
                                  ---                             -------            -----
TOTAL ........................    348            788              274,228            100.0%          $1,022/$1.30/SF
                                  ===                             =======            =====
---------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          SUMMERHILL POINTE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $33,100,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                            New Nac, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.740%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          $86,400

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                        Yes
  REPLACEMENT                          Springing

ADDITIONAL FINANCING                                                        None

                                                                   TRUST ASSET
                                                                 ---------------
CUT-OFF DATE BALANCE                                               $33,100,000
CUT-OFF DATE BALANCE/UNIT                                            $57,465
CUT-OFF DATE LTV                                                      60.6%
MATURITY DATE LTV                                                     54.5%
UW DSCR ON NCF                                                        1.38x

                [PICTURE OF SUMMERHILL POINTE APARTMENTS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Las Vegas, NV
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 576
OCCUPANCY AS OF AUGUST 6, 2005                                             96.5%
YEAR BUILT / YEAR RENOVATED                                            1988 / NA
APPRAISED VALUE                                                      $54,600,000
PROPERTY MANAGEMENT                                B&R Property Management, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $5,505,168
UW TOTAL EXPENSES                                                     $2,171,691
UW NET OPERATING INCOME (NOI)                                         $3,333,477
UW NET CASH FLOW (NCF)                                                $3,189,477

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22

--------------------------------------------------------------------------------
                          SUMMERHILL POINTE APARTMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                    UNIT MIX
-------------------------------------------------------------------------------------------------------------------
                                            APPROXIMATE
                              NO. OF         UNIT SIZE        APPROXIMATE                             QUOTED
UNIT MIX                       UNITS           (SF)             NRA (SF)          % OF NRA             RENT
-------------------------------------------------------------------------------------------------------------------

1 BR/1 BA ..................    160              703            112,480             19.7%          $         730
2 BR/2 BA ..................    288            1,102            317,232             55.5           $         850
3 BR/2 BA ..................    128            1,109            141,952             24.8           $         930
                                ---                             -------            -----
TOTAL ......................    576              992            571,664            100.0%          $834/$0.84/SF
                                ===                             =======            =====
-------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o     GENERAL.  For a detailed  presentation of certain  characteristics  of the
      Mortgage  Loans and Mortgaged  Properties,  on an individual  basis and in tabular format, see Annex A-1 to the Prospectus Supplement.  See Annex A-2
      to the Prospectus Supplement for certain information regarding multifamily
      Mortgaged  Properties.  See Annex  A-3 to the  Prospectus  Supplement  for
      certain information with respect to capital  improvement,  replacement and tenant  improvement  reserve  accounts.  See Annex  A-4 to the  Prospectus
      Supplement for certain  information  relating to the commercial tenants of the Mortgaged  Properties.  See Annex A-5 to the Prospectus Supplement for
      certain information relating to  cross-collateralized  and cross-defaulted
      Mortgage  Loans.  See Annex A-6 to the  Prospectus  Supplement for certain information relating to the Tiffany Building Loan.

---------------------------------------------------------------------------------------------------------
                                    SIGNIFICANT SPONSOR CONCENTRATION
---------------------------------------------------------------------------------------------------------
                                     # OF LOANS/
                                      MORTGAGED                                         AGGREGATE CUT-OFF
SPONSOR                               PROPERTIES           LOAN NUMBERS                    DATE BALANCE
---------------------------------------------------------------------------------------------------------

Triple Net Properties, LLC .......       6/10              5, 13, 16, 27, 52, 73           $196,400,000
Pritzker Family ..................        1/1                                  1           $162,500,000
Columbia Sussex Corporation ......        1/1                                  2           $159,674,199
Craig Koenigsberg ................      12/12        24, 26, 32, 39, 47, 65, 68,           $152,065,689
                                                            81, 93, 99, 123, 135
Donald Abbey .....................       1/16                                  3           $148,865,000
Prudential Property Investment           1/35                                  4           $145,000,000
   Separate Account III ..........
---------------------------------------------------------------------------------------------------------

                                     % OF CUT-OFF          WEIGHTED          WEIGHTED         WEIGHTED
                                       DATE POOL       AVERAGE CUT-OFF      AVERAGE UW         AVERAGE
SPONSOR                                 BALANCE            DATE LTV        DSCR ON NCF      MORTGAGE RATE
---------------------------------------------------------------------------------------------------------

Triple Net Properties, LLC .......        7.7%               72.7%             1.22x           5.482%
Pritzker Family ..................        6.3%               65.0%             1.51x           5.440%
Columbia Sussex Corporation ......        6.2%               66.5%             1.51x           5.510%
Craig Koenigsberg ................        5.9%               76.5%             1.27x           5.527%

Donald Abbey .....................        5.8%               74.4%             1.29x           5.190%
Prudential Property Investment            5.7%               60.4%             2.09x           4.970%
   Separate Account III ..........
---------------------------------------------------------------------------------------------------------

o     CROSS-COLLATERALIZED  AND CROSS-DEFAULTED MORTGAGE LOANS. Three (3) groups of Mortgage  Loans,  representing  approximately  6.4% of the Cut-Off Date
      Pool Balance,  are  cross-collateralized  and cross-defaulted  with one or more Mortgage  Loans in the Mortgage Pool as indicated in Annex A-5 to the
      Prospectus  Supplement.  As of the Closing  Date,  no Mortgage Loan (other than the Co-Lender Loans described below) will be  cross-collateralized or cross-defaulted  with any loan that is not included in the Mortgage  Pool.
      The Master  Servicer  or the  Special  Servicer,  as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these  Mortgage
      Loans. The Certificateholders will not have any right to participate in or control any such  determination.  No other  Mortgage  Loans are subject to cross-collateralization or cross-default provisions.

o     SUBORDINATE FINANCING.

--------------------------------------------------------------------------------------------------------------------------
                                              EXISTING SUBORDINATE FINANCING
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         % OF CUT-OFF DATE
EXISTING SUBORDINATE FINANCING                                      # OF LOANS       LOAN NUMBERS          POOL BALANCE
--------------------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property ...................................        4           5, 13, 25, 28             6.3%
Secured by Mortgaged Property and Unsecured Debt ................        1                69                   0.4%
Unsecured Debt ..................................................        3             9, 64, 90               2.4%
Mezzanine Debt Secured by Ownership Interests in Borrower .......        4           1, 12, 23, 63             9.4%
--------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    FUTURE SUBORDINATE FINANCING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % OF CUT-OFF DATE
FUTURE SUBORDINATE FINANCING                                    # OF LOANS               LOAN NUMBERS                POOL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property ................................       1                        20                          1.2%
Unsecured or Secured by Ownership Interests in Borrower ......       2                       8, 11                        3.6%
Secured by Mortgaged Property or Secured by
   Ownership Interests in Borrower ...........................       1                        72                          0.4%
Mezzanine Debt Secured by Ownership Interests in Borrower ....      20       3, 7, 12, 14, 17, 23, 26, 44, 63, 77,       17.8%
                                                                             86, 93, 97, 100, 120, 123, 127, 132,
                                                                                           134, 135
------------------------------------------------------------------------------------------------------------------------------------

      See  "RISK   FACTORS--Additional  Debt  on  Some  Mortgage  Loans  Creates
Additional Risks" in the Prospectus Supplement.

--------------------------------------------------------------------------------------------------------------------------
                                                     PARI PASSU LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                     CUT-OFF DATE       % OF CUT-OFF
                                                       PRINCIPAL          DATE POOL       % OF PARI          CONTROLLING
                                    LOAN NUMBER         BALANCE            BALANCE        PASSU DEBT         TRANSACTION
--------------------------------------------------------------------------------------------------------------------------

Hyatt Center ..................          1            $162,500,000          6.3%              50%           WBCMT 2005-C22
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                               SUBORDINATE COMPANION LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                  CUT-OFF DATE    % OF CUT-OFF   CUT-OFF SUBORDINATE
                                                   PRINCIPAL       DATE POOL          COMPANION
                                   LOAN NUMBER      BALANCE         BALANCE         LOAN BALANCE        PRIMARY SERVICER
--------------------------------------------------------------------------------------------------------------------------

Tiffany Building ..............          6         $58,400,000         2.3%          $4,514,441        Wachovia Bank, N.A.
Lake Sweetwater Apartments ....         29         $21,875,172         0.9%          $1,369,861        Wachovia Bank, N.A.
Putnam Place ..................         48         $15,900,000         0.6%          $  899,782        Wachovia Bank, N.A.
One Grumman Road West .........         50         $15,500,000         0.6%          $7,500,000        Wachovia Bank, N.A.
Key Plaza .....................         89         $ 7,200,000         0.3%          $  250,000        Wachovia Bank, N.A.
--------------------------------------------------------------------------------------------------------------------------

                                      NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C22
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Nomura Securities International, Inc. (collectively, the
"UNDERWRITERS") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  DEUTSCHE BANK SECURITIES      GOLDMAN, SACHS & CO.      JPMORGAN      NOMURA

                                       102